                                                    WESTCORE FUNDS ANNUAL REPORT
                                                                    May 30, 1997


                                                           WESTCORE EQUITY FUNDS
                                                      Westcore MIDCO Growth Fund
                                                         Westcore Blue Chip Fund
                                             Westcore Small-Cap Opportunity Fund
                                                 Westcore Growth and Income Fund


                                                              WESTCOREBOND FUNDS
                                            Westcore Intermediate-Term Bond Fund
                                                    Westcore Long-Term Bond Fund
                                                        Colorado Tax-Exempt Fund




                                                   Westcore Funds are managed by
                                                  Denver Investment Advisors LLC

                                                                    May 30, 1997

DEAR FELLOW SHAREHOLDER:


     The year ended May 30, 1997 has been an eventful year for the economy, the financial markets, and Westcore Funds. The stock market is continuing in the fifteenth year of a predominantly bull market that began in 1982. The lengthy bull market has taken valuations for equities to the high end of historic ranges, and raises the question as to whether valuations can stay at these levels. In our judgment, the valuations are supported by many current economic fundamentals:

    -    Good economic growth with low inflation.

    - Strong corporate profitability reflected in high profit margins and record cash flow.

    - Moderate interest rates which do not yet fully reflect the improved inflation.

    - The lowest deficit relative to the size of the economy in fifteen years.

    - A worldwide economy that is fueling growth and low inflation because we have exceptional freedom to trade.

    - A population in the U.S. and worldwide that is beginning to take responsibility for their retirement through increased savings and investments.

    - Technological changes that are continuing to change the way people work and live and contributing to improved productivity.


BETTER RESEARCH MAKES THE DIFFERENCE.




[LOGO]




This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

    While fundamentals may support the current market levels, history suggests that investors should be prepared for more volatility. Even a period such as the 1960's when valuations remained high for many years and stocks provided excellent returns, was marked by occasional significant market corrections.

    Within the positive market environment there are interesting trends occurring. In the last few years, stocks of many large companies have outperformed smaller and medium-sized companies and this trend is evident among the Westcore Funds - the Westcore Blue chip Fund was our best performing fund for the one-year period ended May 30, 1997. The popularity of big stocks has also resulted in index funds receiving substantial publicity and growth, although the percent of assets that are indexed has remained fairly constant over the past year. Our long-term experience as investors has taught us that there may be a change in the popularity of indexing as well as a shift in popularity towards smaller-company stocks. Our manager's research-intensive, active approach to fund management is designed to provide long-term results by identifying companies at fair prices consistent with each Fund's objective. Our managers have sought to position Westcore MIDCO Growth and Small-Cap Opportunity Funds for a positive shift in psychology toward the smaller companies that they specialize in. For investors who pursue more stable investments and regular income, Westcore Growth and Income Fund provides a participation in a carefully selected group of dividend-paying companies with growth opportunity. Our two taxable fixed-income funds - Westcore Long-Term Bond Fund and Westcore Intermediate Term Bond Fund - seek steady income from quality bond portfolios. For our fellow Colorado investors, Westcore Colorado Tax-Exempt Fund seeks double tax-exempt income from carefully selected Colorado municipal bonds.

    In addition to performance, we are dedicated to continuing to provide excellent service and communication to our shareholders. During the past year we have introduced consolidated statements, an investor newsletter and improved all of our shareholder communications. We have been developing new ways to provide improved service to our investors through our website (www.westcore.com) and have introduced a new feature which will enable you to access your account balance and transaction history anytime.

    We thank our shareholders for choosing to invest with Westcore Funds. We believe our no-load funds, which are managed by our experienced team of investment professionals who have lived through a variety of market cycles, can meet or exceed your expectations. Through emphasis on adding value through rigorous investment research, we continue to dedicate ourselves to our goal of providing strong long-term investment performance.

                                  Sincerely,


                                  /s/ Jack D. Henderson  /s/ Kenneth V. Penland


[PHOTO]

JACK D. HENDERSON
     CHAIRMAN


[PHOTO]

KENNETH V. PENLAND
    PRESIDENT

WESTCORE FUNDS          MANAGER'S OVERVIEW
--------------------------------------------------------------------------------

WESTCORE MIDCO GROWTH FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN MEDIUM-SIZED GROWTH COMPANIES.


[PHOTO]

    /s/ Todger Anderson

   TODGER ANDERSON, CFA
PORTFOLIO MANAGER, WESTCORE
     MIDCO GROWTH FUND


Q:  How did Westcore MIDCO Growth Fund perform against its benchmark?
A: After exceptional performance for fiscal year 1996, the Fund's total return for the year ended May 30, 1997 was 5.27%. The return for the S&P 400 Mid-Cap Index was 18.18%.

Q:  What factors contributed to its performance?
A: A number of factors came together to create a challenging fiscal year for the Fund. First, it was a year in which "value-oriented" stocks performed better than the Fund's earnings "growth-oriented" style. Secondly, a number of the Fund's overweighted industries, such as technology and energy, were not among the better performing industries in the market. And lastly, it was a period in which stock selection was sub par. For example, we owned a number of networking stocks such as 3Com, Ascend, Cascade, and Fore Systems whose stock prices all came under severe pressure in the beginning of 1997. Our stock selection has improved recently, along with the environment for mid-caps, resulting in a total return of 20.76% for the Fund, compared to 14.70% for the index for the calendar quarter ended 6/30/97.

Q:  What holdings performed well last year?
A: There were a number of stocks that performed well for the Fund last year. Two of our holdings, MFS (up 57% for the fiscal year) and WorldCom (up 21%) decided to merge to create a complete telecommunications service to businesses including local, long distance and internet service. Oxford Health (+49%), one of the fastest growing HMOs in the country and stalwart of the portfolio over the past few years, turned in another great performance. This stock was driven by burgeoning membership of their "Freedom Plan," which allows greater flexibility than traditional HMOs. We also "hit all cylinders" in our consumer sector by not only being overweighted in the sector, but by also having excellent stock selection in companies such as Dollar General (+52%), Kohls Corp (+63%), Pier 1(+43%) and Consolidated Stores (+28%). Another top performing stock was AES (+159%), an independent power producer in developing countries. And lastly, in the technology area, we had meaningful positions in McAfee (+167%) which sells computer virus protection software, and Oracle (+41%), the leader in the database software market.

Q:  What is your outlook for the Fund?
A: Lagging stock prices in the mid-cap growth sector has created very attractive valuations for the companies in the Fund. As a result, the earnings progress our companies are experiencing may ultimately be rewarded in higher


WESTCORE MIDCO GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS

Period                                      Since
Ended     1 Year     5 Year     10 Year     incep.
------    ------     ------     -------     ------
5/30/97    5.27%     15.48%      14.68%     15.58%
6/30/97   12.75%     17.73%      14.86%     15.90%

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 8/1/86. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                      ANNUAL REPORT MAY 30, 1997
--------------------------------------------------------------------------------

stock prices. Successful long-term investing in mid-caps requires patience and an understanding that not all market environments will reward our style of investing. There appear to be signs that the pace of economic growth, while healthy, has slowed and that the Federal Reserve may be finished raising short-term interest rates for the foreseeable future. This kind of market environment is much more conducive to mid-cap growth stock investing. As such, we look forward to a better fiscal 1998.

Q:  What kind of investor would Westcore MIDCO Growth Fund be right for?
A: The aggressive nature of this Fund offers investors the potential for greater long-term performance than more conservative funds, although it can be more volatile. It also offers investors diversification into a portfolio of growth companies - many of which may become dominant companies in their industries in the years ahead.


WESTCORE MIDCO GROWTH FUND
SECTOR PROFILE AS OF MAY 30, 1997

[CHART]

CAPITAL GOODS        28.84%
CONSUMER CYCLICAL    26.15%
CONSUMER STAPLES     18.82%
CREDIT SENSITIVE      5.90%
INTERMEDIATE GOODS
   & SERVICES        18.42%
OTHER                 1.87%


WESTCORE MIDCO GROWTH FUND
TOP 10 HOLDINGS:

- WORLDCOM INC.
- OXFORD HEALTH PLANS INC.
- HFS CORP.
- APACHE CORP.
- ANADARKO PETROLEUM
- LOEWEN GROUP INC.
- CUC INTERNATIONAL INC.
- DOLLAR GENERAL CORP.
- HSN INC.
- ORACLE CORP.


Comparison of Change in Value of $10,000 Investment in Westcore MIDCO Growth Fund and the S&P 400 Mid-Cap Index

[GRAPH]

WESTCORE FUNDS          MANAGER'S OVERVIEW
--------------------------------------------------------------------------------

WESTCORE BLUE CHIP FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM TOTAL RETURN BY INVESTING IN STOCKS OF LARGE COMPANIES HEADQUARTERED IN THE UNITED STATES.


[PHOTO]

   /s/ Varilyn K. Schock

  VARILYN K. SCHOCK, CFA
PORTFOLIO MANAGER, WESTCORE
      BLUE CHIP FUND


Q:  How did Westcore Blue Chip Fund perform against its benchmark last year?
A: The Fund had a good absolute return of 24.28% for the twelve months ended May 30, 1997, while the S&P 500 returned 29.42%. The market environment this past year was characterized by narrow leadership -- that is, a few of the largest companies in the S&P 500 which had exceptional returns had the most impact on the index's performance. As a result, the high return of the index did not reflect the returns of the broader market. It was a market where the best performing companies tended to be growth companies that appeared to be overvalued. Westcore Blue Chip Fund focuses on value-priced stocks with accelerating earnings and therefore didn't participate in as much of the upswing as the index.

Q:  How will the focus on value, as opposed to growth, benefit our shareholders?
A: Westcore Blue Chip Fund's emphasis on value stocks is designed to reduce some of the volatility in owning stocks. Over the past year, we have witnessed a popularity of large, growth-oriented stocks which now appear overvalued.
Value stocks, by their nature, are less expensive than their richly-priced growth counterparts. Generally, when the stock market corrects, or a company's earnings disappoint, value stocks simply don't go down as much.

Q:  Did you make any sector weighting changes?  Why?
A: The Fund increased its weighting in the Consumer Staples and Consumer Cyclical sectors. This change was due to finding attractive stocks more than a conscious effort to increase these sectors' weightings in the portfolio. Among the best performing sectors in the market this year was the Consumer Staples sector where drug stocks were stellar performers. Positions in Bristol-Myers Squibb Co., Schering-Plough Corp. and Pfizer Inc. were among the Fund's best performing stocks-all driven by good earnings and announcements of blockbuster drugs. Retail stocks also performed exceptionally well. The Fund owned Rite Aid, CVS Corp. and Dayton Hudson, all of which were up between 40% and 60%.

Q:  Any other stocks that peformed well?
A: Finance stocks, especially banks and insurance companies, were also big winners. Among the Fund's most successful holdings in this industry were NationsBank Corp., First Union Corp., Chase Manhattan Corp., USF&G, Travelers and Student Loan Marketing. All were up between 35% to 75%. The common elements of reasonable valuation, stable to declining interest rates, industry consolidation and solid earnings growth contributed to the success of each of these companies for the twelve months.
    The Fund's energy stocks also performed well, led by Tosco, a refining and marketing company, which had strong earnings growth driven by acquisitions and higher oil prices. Mobil, Texaco and USX-Marathon also benefited from higher oil prices in late 1996.

Q:  Looking ahead, how do you feel about the market environment?
A: We believe the outlook for inflation, interest rates and economic growth remain favorable for the stock market as a whole. The United States is once again leading the world economy-partly as a result of the earnings strength of U.S. blue chip companies. We believe the


WESTCORE BLUE CHIP FUND
AVERAGE ANNUAL TOTAL RETURNS

Period
Ended      1 Year     5 Year     Since incep.
------     ------     ------     ------------
5/30/97    24.28%     17.30%     15.05%
6/30/97    28.41%     19.04%     15.41%

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                      ANNUAL REPORT MAY 30, 1997
--------------------------------------------------------------------------------

U.S. economy will continue to be fueled by that earnings strength. We believe the overall economic environment and these companies' strong businesses and ability to continue capturing global market share bodes well for their possible continued stock price appreciation.

Q: The Fund has been operating for nine years now. Do you foresee any change to the Fund's investment strategy?
A: One of the most important philosophies at Westcore is sticking to our investment disciplines. We have determined the best way we can add value to each of our portfolios is to apply our research and investment processes consistently without following short-term trends. Westcore Blue Chip Fund remains focused on owning companies which have improving businesses and which are undervalued relative to earnings, dividends and book value. We believe this approach not only produces attractive long-term returns, but provides shareholders with less risk than buying richly- or fully-priced stocks.

Q:  Why would an investor consider owning Westcore Blue Chip Fund?
A: The Fund's focus on blue chips makes it less aggressive than smaller-company portfolios and its emphasis on value investing is designed to further reduce risk potential. This Fund may be a good core holding for the equity portion of a long-term investor's portfolio as well as a good fund for a portion of the portfolio of a new investor interested in beginning to invest in the stock market.


WESTCORE BLUE CHIP FUND
SECTOR PROFILE AS OF MAY 30, 1997

[CHART]

CAPITAL GOODS        13.48%
CONSUMER CYCLICALS   13.41%
CONSUMER STAPLES     29.76%
CREDIT SENSITIVE     22.40%
INTERMEDIATE GOODS
   & SERVICES        16.30%
OTHER                 4.65%


WESTCORE BLUE CHIP FUND
TOP 10 HOLDINGS:

- BRISTOL-MYERS SQUIBB CO.
- TOSCO CORP.
- DAYTON HUDSON CORP.
- SCHERING-PLOUGH CORP.
- HARRIS CORP.
- STUDENT LOAN MARKETING ASSOCIATION
- RITE AID CORP.
- UNITED TECHNOLOGIES CORP.
- PFIZER INC.
- CARNIVAL CORP. CLASS A


Comparison of Change in Value of $10,000 Investment in Westcore Blue Chip Fund and the S&P 500 Index

[GRAPH]

WESTCORE FUNDS          MANAGER'S OVERVIEW
--------------------------------------------------------------------------------

WESTCORE SMALL-CAP OPPORTUNITY FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN DOMESTIC AND FOREIGN EQUITY SECURITIES OF
SMALL-CAPITALIZATION COMPANIES.


[PHOTO]

  /s/ Varilyn K. Schock

  VARILYN K. SCHOCK, CFA
PORTFOLIO MANAGER, WESTCORE
SMALL-CAP OPPORTUNITY FUND


Q: During the twelve months ended May 30, 1997, Westcore Small-Cap Opportunity Fund had a return of 16.28%, more than doubling the Russell 2000 return of 8.06%. Why has the Fund significantly out-paced its benchmark?
A: The year's performance was derived through good stock selection as well as a market environment that favored value stocks that sell at a low price relative to earnings, book value and cash flow.

Q:  Did you make any changes to the sector weightings of the Fund?
A: The biggest change among the Fund's economic sectors was the increase in the weighting in the Financials sector, which is approximately 20% of the Fund.
This was due not only to modestly over-weighting the sector but also to good stock selection. A number of the Fund's holdings in banks and savings and loans such as Deposit Guaranty, Astoria Financial, MAF Bancorp, RCSB Financial and Reliance Bancorp were among the Fund's top performing stocks for the year. Our holding in RCSB Financial benefited from its acquisition announcement by Charter One Financial. Insurance stocks also contributed nicely to the good year with companies such as Enhance Financial, Fremont General, Life Re and Selective Insurance.

Q:  What other stocks performed well?
A: Technology stocks and aerospace/defense stocks performed well. One of our best performing stocks is notable not just for performance but also for the length of time we have owned it in the Fund. First purchased at the inception of the Fund, Thiokol, a small company that makes solid propellant rocket motors, ranked among the most attractive stocks in its economic sector on a price-to-earnings and price-to-book value basis at the end of the period. Up about 75% for the twelve-month period, we believe Thiokol's stock is still attractive today based on its relative valuation in the sector and the strong outlook for their gas turbine engine sales to General Electric, as well as improving market share in their industrial segment.
    Consumer stocks were one of the Fund's better performing sectors largely due to the Fund's retail stocks such as Shopko Stores and Eagle Hardware. Among our best performers in the consumer sector was Health Images, a magnetic resonance imaging company that was acquired by Healthsouth Corporation. Also strong were the Fund's food stocks, most notably Morningstar Group Inc., a manufacturer and marketer of dairy products, non-dairy creamers, low cholesterol eggs and lactose free milk.


WESTCORE SMALL-CAP OPPORTUNITY FUND
AVERAGE ANNUAL TOTAL RETURNS

Period
Ended      1 Year     5 Year     Since incep.
------     ------     ------     ------------
5/30/97    16.28%       NA       17.33%
6/30/97    27.90%       NA       18.82%

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 12/28/93. PAST PERFORMANCE IS NOT
INDICATIVE OF FUTURE RESULTS.   PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                      ANNUAL REPORT MAY 30, 1997
--------------------------------------------------------------------------------

Q:  What is your outlook on this market?
A: Value stocks have had a good year and we believe they continue to be attractive. Given the better performance over the past few years of large stocks in the overall market, we believe small stocks are very attractively priced relative to large companies. We continue to believe that owning undervalued stocks is the best strategy for capturing the high returns historically found in the small-cap sector.

Q:  What type of investor would invest in Westcore Small-Cap Opportunity Fund?
A: Because it invests in smaller company stocks, Westcore Small-Cap Opportunity Fund is a more aggressive equity fund. However, the emphasis on value over growth stocks is designed to reduce volatility significantly -- so it seeks to offer investors a way to participate in the small-cap arena without shouldering quite as much risk. It's a fund for long-term investors who want more diversification in the equity portion of their investment portfolio and who would like to participate in the higher return potential offered by small-company stocks vs. large-company stocks, in exchange for the added risks associated with such stocks.


WESTCORE SMALL-CAP OPPORTUNITY FUND
SECTOR PROFILE AS OF MAY 30, 1997

[CHART]

BASIC INDUSTRIES      3.80%
CAPITAL GOODS         6.61%
CONSUMER CYCLICALS    8.51%
CONSUMER STAPLES     10.43%
ENERGY                6.85%
FINANCIALS           19.89%
SERVICES             20.60%
TECHNOLOGY           13.02%
TRANSPORTATION        1.44%
UTILITIES/REITS       2.60%
OTHER                 6.25%


WESTCORE SMALL-CAP OPPORTUNITY FUND
TOP 10 HOLDINGS:

- TREDEGAR INDUSTRIES
- THIOKOL CORP.
- FREMONT GENERAL CORP.
- PROFFITS INC.
- FURNITURE BRANDS INTERNATIONAL
- EAGLE HARDWARE AND GARDEN INC.
- MORNINGSTAR GROUP INC.
- RCSB FINANCIAL INC.
- DEPOSIT GUARANTY CORP.
- COMDISCO INC.


Comparison of Change in Value of $10,000 Investment in Westcore Small-Cap Opportunity Fund and the Russell 2000 Index

[GRAPH]

WESTCORE FUNDS          MANAGER'S OVERVIEW
--------------------------------------------------------------------------------

WESTCORE GROWTH AND INCOME FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM TOTAL RETURN BY INVESTING IN EQUITY SECURITIES SELECTED FOR THEIR GROWTH POTENTIAL AND INCOME PRODUCING ABILITIES.


[PHOTO]

/s/ Milford H. Schulhof, II

  MILFORD H. SCHULHOF, II
PORTFOLIO MANAGER, WESTCORE
  GROWTH AND INCOME FUND


Q:  How did the Westcore Growth and Income Fund perform last year?
A: Following a good fiscal '96, Westcore Growth and Income Fund returned 19.71% in comparison to its benchmark, the S&P 500 Index, which returned 29.42%.

Q:  What factors affected last year's performance?
A: The high performance numbers we saw in the S&P 500 Index last year were driven primarily by a select list of large capitalization stocks. Westcore Growth and Income Fund uses a mix of both large-cap and medium-sized company stocks selected for their growth potential and income producing abilities in seeking to fulfill its objective of growth plus income. Although the Fund had significant exposure to larger stocks such as Coca-Cola Co., Pepsico Inc., Procter & Gamble Inc. and Gillette Co., hindsight suggests we should have had more. Because the Fund holds a smaller percentage of large-cap stocks than the S&P 500 index, performance has trailed during the period.

Q:  What sectors performed better for you this year?
A: The national economy continues to be strong as evidenced by low inflation, low unemployment and low interest rates. This very positive backdrop has led to strong financial markets and to the Fund's success within the Credit Sensitive, Consumer Cyclical and Consumer Staple sectors. Strong performers within the Credit Sensitive sector, the Fund's largest weighting, include such companies as AES Corp., Charter One Financial, MBNA Corp. and Norwest Corp.

Q: Could you tell us about a couple of these companies and why they were strong performers?
A: AES Corp. is a leading owner and operator of electric power plants domestically and abroad. This company is benefiting from the trend of utility companies to reduce their exposure in the construction, maintenance, and operation of these plants by shifting these responsibilities to companies such as AES Corp. MBNA Corp. is a leading credit card company offering Visa and


WESTCORE GROWTH AND INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS

Period Ended     1 Year     5 Year     Since incep.
------------     ------     ------     ------------
5/30/97          19.71%     11.94%     12.59%
6/30/97          26.16%     13.81%     13.20%

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                      ANNUAL REPORT MAY 30, 1997
--------------------------------------------------------------------------------

Mastercards to members of organizations. We believe their underwriting expertise is strong which should lead to relatively low bad-debt expense and strong earnings growth.

Q:  Why would an investor be interested in investing in this fund?
A: The Westcore Growth and Income Fund is a moderate equity investment that might be right for investors seeking a fairly consistent level of income plus
capital appreciation.   We combine large, dividend paying companies which tend
to have lower volatility with medium-sized growth companies that also pay dividends in seeking higher capital appreciation.


WESTCORE GROWTH AND INCOME FUND
SECTOR PROFILE AS OF MAY 30, 1997

[CHART]

CAPITAL GOODS             9.96%
CONVERTIBLE DEBENTURES   10.60%
CONSUMER STAPLES         11.55%
CONSUMBER CYCLICALS      13.35%
CREDIT SENSITIVE         32.14%
INTERMEDIATE GOODS
   & SERVICES            19.30%
OTHER                     3.10%


WESTCORE GROWTH AND INCOME FUND
TOP 10 HOLDINGS:

- AES CORP.
- LOEWEN GROUP INC.
- GENERAL ELECTRIC CO.
- FRONTIER INSURANCE GROUP INC.
- MOBIL CORP.
- APACHE CORP.
- NORWEST CORP.
- PANENERGY CORP.
- PHILIP SERVICES CORP.
- PRODUCTION OPERATORS CORP.


Comparison of Change in Value of $10,000 Investment in Westcore Growth and Income Fund and the S&P 500 Index

[GRAPH]

WESTCORE FUNDS          MANAGER'S OVERVIEW
--------------------------------------------------------------------------------

WESTCORE INTERMEDIATE-TERM BOND FUND

FUND OBJECTIVE: SEEKS CURRENT INCOME WITH LESS VOLATILITY OF PRINCIPAL BY INVESTING PRIMARILY IN INVESTMENT GRADE BONDS. THE FUND EXPECTS TO HAVE AN AVERAGE DOLLAR-WEIGHTED MATURITY OF BETWEEN 3 AND 6 YEARS.


[PHOTO]

     /s/ John R. Cormey

    JOHN R. CORMEY, CFA
PORTFOLIO MANAGER, WESTCORE
INTERMEDIATE-TERM BOND FUND


Q: What was Westcore Intermediate-Term Bond Fund's performance compared to its benchmark last year?
A: The Westcore Intermediate-Term Bond Fund had a total return of 7.43% for the year ended May 30, 1997. This slightly exceeded its benchmark, the Lehman Brothers Intermediate-Term Government/Corporate Bond Index, which returned 7.38% for the same period.

Q: The Fund had solid numbers last year -- what were the factors that drove performance?
A: The primary factors contributing to the Fund's performance were an over-weighting in corporate bonds for the entire year and an increase in mortgage-backed bonds in the second half of the fiscal year. Both of these sectors experienced strong relative price returns in comparison to U.S. Treasury Bonds.

Q:  Why did you put more of an emphasis on mortgage-backed securities?
A: Because the yields on mortgages compared to Treasuries were at historically attractive levels in the fall of '96. In addition, the supply/demand factors were moving in favor of mortgages -- that is, there were an increasing number of mortgage security buyers in the market. To date, this has turned out to be a good investment decision for the Fund, as mortgages have been one of the best performing sectors in the bond market.

Q:  Were there any bonds that performed particularly well?
A: Two strong-performing bonds last year were K-Mart, 8.125%, due 12/01/06, and Long Island Lighting, 7.125%, due 06/01/05. K-Mart benefited from improving fundamental performance of the company while Long Island Lighting's gains were attributable to a merger agreement, which is expected to improve its quality ratings.

Q: Those are both corporate bonds -- can you explain why Westcore Intermediate-Term Bond Fund emphasizes them?
A: Corporate bonds are a mainstay of both Westcore's fixed-income funds. We believe corporate bonds provide a better yield and greater potential for capital appreciation than comparable-maturity Treasury bonds, but the main reason we make


WESTCORE INTERMEDIATE-TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

Period Ended     1 Year     5 Year     Since incep.
------------     ------     ------     ------------
5/30/97           7.43%      6.49%     7.71%
6/30/97           7.58%      6.32%     7.76%

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                      ANNUAL REPORT MAY 30, 1997
--------------------------------------------------------------------------------

them such an important part of our bond funds is that Westcore believes in market research. All the Westcore Funds are research intensive -- we're always looking for that extra piece of information that will make a difference in the shareholder's investment. Corporate bonds give you an opportunity to dig deeper into the issue, to do some fundamental analysis like you would with a company's stock, and really make a difference in the portfolio through better research.

Q:  What type of investor might this Fund fit?
A: Westcore Intermediate-Term Bond Fund may be a good option to diversify the equity portion of an overall investment portfolio with a generally lower risk factor than a longer-maturity bond fund. The Fund seeks to offer investors current income while seeking to maintain a relatively stable investment.


WESTCORE INTERMEDIATE-TERM BOND FUND SECTOR PROFILE AS OF MAY 30, 1997

[CHART]

CORPORATE BONDS              50.63%
COLLATERALIZED MORTGAGE
   OBLIGATIONS & MORTGAGE
   BACKED SECURITIES          9.98%
U.S. GOV'T TREASURIES        33.75%
OTHER                         5.64%


WESTCORE INTERMEDIATE-TERM BOND FUND
TOP 10 HOLDINGS

- U.S. TREASURY NOTES*
- FHLMC GP#000336, 6.00%, 10/01/24
- FNMA POOL #362443, 6.50%, 12/01/08
- GNMA POOL #780019, 9.50%, 12/15/09
- FNMA POOL, 7.00%, 05/01/11
- CENTRAL MAINE POWER, 6.25%, 11/01/98
- WALT DISNEY CO., 6.375%, 03/30/01
- BAYER CORP., 6.50%, 10/01/02
- AETNA SERVICES INC., 7.125%, 08/15/06
- ROCKWELL INTERNATIONAL CORP., 6.625%, 06/01/05


Comparison of Change in Value of $10,000 Investment in Westcore
Intermediate-Term Bond Fund and the Lehman Brothers Intermediate
Government/Corporate Bond Index

[GRAPH]


*Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues held in the portfolio as of May 30, 1997.

WESTCORE FUNDS          MANAGER'S OVERVIEW
--------------------------------------------------------------------------------

WESTCORE LONG-TERM BOND FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM TOTAL RATE OF RETURN BY INVESTING PRIMARILY IN INVESTMENT GRADE BONDS. THE FUND EXPECTS TO HAVE AN AVERAGE DOLLAR-WEIGHTED MATURITY OF AT LEAST 10 YEARS.


[PHOTO]

     /s/ John R. Cormey

    JOHN R. CORMEY, CFA
PORTFOLIO MANAGER, WESTCORE
    LONG-TERM BOND FUND


Q: How did the Westcore Long-Term Bond Fund perform against its benchmark last year?
A: The Westcore Long-Term Bond Fund returned a competitive 9.40% for the year ended May 30, 1997, in comparison to its benchmark, the Lehman Brothers Long-Term Government/Corporate Index, which had a total return of 9.33% for the same period.

Q: What was the market environment for your Fund?
A: We had a changing environment for the Fund this year. In the first half of the Fund's fiscal year, a slowing economy and low inflation combined to provide a declining interest rate environment which led to excellent returns for long-maturity bonds. In the second half of the year, strong economic growth was paired with concerns over the potential for accelerating inflation. This led to a decision by the Federal Reserve Board to raise interest rates as a pre-emptive move against inflation. This led to negative returns for long-maturity bonds.

Q: How is the Fund's composition different than that of the index and what impact did this have on performance?
A: As a result of the Fund having a shorter duration than its benchmark, the second half of the fiscal year has been better than that of the index, producing a total return of -.47% as compared to -1.76% for the Lehman Brothers Long-Term Government/Corporate Index. We typically have a duration of 85-95% of the index because it tends to reduce interest-rate risk for our shareholders.
    In addition, the Fund benefited from an over-weighting in corporate bonds and from strong investment selections such as Borden Inc., 7.875%, 02/15/23, and Golden Books Publishing Co., 7.65%, 09/15/02, which each had greater than a 10% increase in their valuations during the current fiscal year.

Q: Why the emphasis in corporate bonds?
A: Both of Westcore's taxable bond funds emphasize corporate bonds for three important reasons. First, although they raise the credit risk in the portfolio, the yield corporate bonds provide has always been higher than that of a comparable maturity Treasury bond. Second, we believe there is greater potential for capital


WESTCORE LONG-TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

Period Ended     1 Year     5 Year     Since incep.
------------     ------     ------     ------------
5/30/97           9.40%      8.96%      9.90%
6/30/97           9.67%      8.62%     10.02%

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                      ANNUAL REPORT MAY 30, 1997
--------------------------------------------------------------------------------

appreciation with corporate bonds. Third, and we think most important, focusing on corporate bonds allows us to do what we do best, which is to add value to our investments through research.

Q: Why would an investor buy shares in this Fund?
A: Westcore Long-Term Bond Fund seeks to offer investors regular income and diversification for their overall investment portfolio. The longer maturities add to the short-term volatility of this fund, so it is more suited for investors with a long-term investment horizon.


WESTCORE LONG-TERM BOND FUND
PROFILE AS OF MAY 30, 1997

[CHART]

CORPORATE BONDS              52.56%
MORTGAGE BACKED SECURITIES    4.03%
U.S. GOV'T TREASURIES        39.93%
OTHER                         3.48%


WESTCORE LONG-TERM BOND FUND
TOP 10 HOLDINGS

- U.S TREASURY BONDS*
- U.S TREASURY STRIPS*
- TIME WARNER INC., 9.125%, 01/15/13
- AMR CORP., 10.00%, 04/15/21
- ZURICH REINSURANCE CENTER HOLDINGS, 7.125%, 10/15/23
- LONG ISLAND LIGHTING, 7.125%, 06/01/05
- WALT DISNEY CO, 6.75%, 03/30/06
- LINCOLN NATIONAL CORP., 9.125%, 10/01/24
- TELECOMMUNICATIONS INC., 8.00%, 08/01/05
- PROPERTY TRUST OF AMERICA, 6.875%, 02/15/08


Comparison of Change in Value of $10,000 Investment in Westcore Long-Term Bond Fund and the Lehman Brothers Long-Term Government/ Corporate Bond Index

[GRAPH]


*Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues and "U.S. Treasury Strips" is a grouping of all U.S. Treasury Strip issues held in the portfolio as of May 30, 1997.

WESTCORE FUNDS          MANAGER'S OVERVIEW
--------------------------------------------------------------------------------

WESTCORE COLORADO TAX-EXEMPT FUND

FUND OBJECTIVE: SEEKS TO PROVIDE INCOME EXEMPT FROM BOTH FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES BY EMPHASIZING COLORADO MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES.


[PHOTO]

   /s/ Robert O. Lindig

     ROBERT O. LINDIG
PORTFOLIO MANAGER, WESTCORE
 COLORADO TAX-EXEMPT FUND


Q:  How did the Westcore Colorado Tax-Exempt Fund perform last year?  Why?
A: During the twelve months ended May 30, 1997, the Fund had a total return of 6.46% compared to the 10-year general market Lehman Brothers Municipal Bond Index which had a total return of 8.17%. We believe there are some important differences between our Fund and the benchmark index. First, insured and escrowed bonds collectively represented 79% of the Fund's portfolio as of May 30, 1997, whereas Aaa/AAA bonds represented only 49% of the 10-Year Lehman Brothers Municipal Bond Index. In addition, at year end our Fund consisted entirely of Colorado municipal bonds, excluding cash equivalents, whereas the benchmark index includes a blend of national and regional municipal bonds. In a strong economic market, concentrating on the insured and high quality issues, the Fund did not show the better performance results that were evident in the lower quality benchmark index. In a weaker economic market, we expect this scenario would reverse.

Q:  Can you explain how you approach management of the Fund?
A: The primary goal of Westcore Colorado Tax-Exempt Fund is to maximize current tax-exempt income consistent with safety and stability of principal. Our focus on safety and stability of principal is evident in the selection of higher quality and insured bonds. We will not adjust this goal for the sake of short-term performance.

Q:  What was the market environment for investment-grade bonds like last year?
A: During the Fund's fiscal year, the demand for investment grade issues exceeded the supply as primary and refunding bond issuance in Colorado dwindled considerably. A window of opportunity to purchase investment grade issues existed only for a few months after the November 1996 elections.

Q:  How do you approach diversification in a single-state municipal bond fund?
A: We continuously strive to geographically diversify the holdings within Colorado, and on May 30, 1997, the Fund held over eighty different in-state issues. We also attempt to diversify the types of municipal projects we invest in, such as school districts, fire protection districts, hospitals and libraries, sales and use tax districts and water/sewer and sanitation systems.

Q:  What is your outlook for the Fund?
A: Our increasing growth in assets, plus no-load/no 12b-1 fee status continue to fuel our progress. Our conservative posture and desire to maintain our average maturity of less than 10 years indicates a cautionary stance on the future of this long-running, optimistic market. Over the course of time, uncertain markets and increasing interest rate environments will occur and all too often a "flight to quality" will surface as a result. When that scenario happens, our Fund's market performance comparisons and returns should benefit.


WESTCORE COLORADO TAX-EXEMPT BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

Period Ended     1 Year     5 Year     Since incep.
------------     ------     ------     ------------
5/30/97           6.46%      6.18%     6.54%
6/30/97           6.60%      6.03%     6.60%

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/91. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                      ANNUAL REPORT MAY 30, 1997
--------------------------------------------------------------------------------

Q:  What does this Fund offer investors?
A: First and foremost it offers double tax-exempt income to Colorado residents -- they don't pay federal or Colorado state income tax on the income generated by the Fund. It seeks to maximize tax-exempt income while striving for safety and stability of principal through its emphasis on intermediate maturities and high quality and insured issues. As such, it may be a reliable fund for a portion of the portfolio of more conservative, income seeking Colorado investors.


WESTCORE COLORADO TAX-EXEMPT
FUND TOP 10 HOLDINGS:

- GOLDSMITH METROPOLITAN DISTRICT, ARAPAHOE AND DENVER COUNTIES, GO,
    6.50%. 12/01/03, Optional 12/01/99 @ 101.00, MBIA
- BOULDER COUNTY SALES & USE TAX REVENUE, 5.75%, 12/15/04, FGIC
- MUNICIPAL SUBDISTRICT, NORTHERN COLORADO WATER CONSERVANCY DISTRICT,
    WATER REVENUE, 5.85%, 12/01/02, AMBAC
- JEFFERSON COUNTY SCHOOL DISTRICT R-1, GO, 5.90%, 12/15/04, Optional
    12/15/02 @ 101.00, AMBAC
- WELD COUNTY, CERTIFICATE OF PARTICIPATION CORRECTIONAL FACILITIES, LEASE PURCHASE AGREEMENT, REVENUE, 5.35%, 08/01/10, Optional any time
    @ 100.00, MBIA
- BOULDER, BOULDER COUNTY WATER & SEWER REVENUE, 5.50%, 12/01/11, Optional 12/01/06 @ 100.00
- ADAMS COUNTY SCHOOL DISTRICT 14, GO, 5.30%, 12/01/09, OPTIONAL 12/01/07
    @ 101.00, FSA
- FORT COLLINS, LARIMER COUNTY SALES & USE TAX, REVENUE, 4.90%, 06/01/01, FGIC
- MESA COUNTY VALLEY SCHOOL DISTRICT 51, GO, 5.40%, 12/01/12, Optional 12/01/06 @ 101.00, MBIA
- EL PASO COUNTY SCHOOL DISTRICT 11, GO, 5.50%, 12/01/14, Optional 12/01/07
    @ 103.00


Westcore Colorado Tax-Exempt Fund previously used the Lehman Brothers Municipal Bond Index for its benchmark, which returned 8.28% for the past 12 months. The Fund is now using the Lehman Brothers 10-Year Municipal Bond Index because we believe it more accurately compares to the average maturity of the holdings in the Fund.


WESTCORE COLORADO TAX-EXEMPT FUND SECTOR PROFILE AS OF MAY 30, 1997

[CHART]

CERTIFICATES OF PARTICIPATION     5.03%
GENERAL OBLIGATION BONDS         62.02%
REVENUE BONDS                    30.21%
OTHER                             2.74%


WESTCORE COLORADO TAX-EXEMPT FUND QUALITY ANALYSIS AS OF MAY 30, 1997

[CHART]

Aa RATED                         19.05%
A1 RATED                          1.60%
ESCROWED                          4.89%
INSURED                          74.46%


Comparison of Change in Value of $10,000 Investment in Westcore Colorado Tax-Exempt Fund, the Lehman Brothers Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index


[GRAPH]

WESTCORE FUNDS          DEFINITION OF INDICES
--------------------------------------------------------------------------------


STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.


STANDARD & POOR'S 400 MID-CAP INDEX is a broad-based measurement of changes in stock-market conditions based on the average performance of 400 middle capitalization issues. It is an unmanaged index.


RUSSELL 2000 INDEX represents the bottom two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. Only common stocks are included in the index; in the case of multiple classes of stock, generally only one is allowed. It is an unmanaged index.


THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Intermediate indices include bonds with maturities of up to ten years. It is an unmanaged index.


THE LEHMAN BROTHERS LONG-TERM GOVERNMENT/CORPORATE BOND INDEX includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Long-term indices include bonds with maturities of ten years or longer. It is an unmanaged index.


THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 25,000 municipal bonds. It is an unmanaged index.


THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX includes investment-grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years. It is an unmanaged index.


STATEMENTS OF ASSETS AND LIABILITIES             WESTCORE FUNDS ANNUAL         REPORT  MAY 30, 1997
---------------------------------------------------------------------------------------------------


                                                      Westcore           Westcore        Westcore          Westcore
                                                        MIDCO              Blue          Small-Cap          Growth
                                                       Growth              Chip         Opportunity        and Income
                                                         Fund              Fund             Fund              Fund
                                                    ------------       -----------      -----------       -----------
ASSETS
 Investments, at value
 (cost-see below)                                   $589,512,862       $63,823,060      $35,935,601       $20,561,721
 -see accompanying statements
 Receivable for investments sold                       4,226,293         3,082,568                0           262,506
 Dividends and interest receivable                       112,306           136,503           30,831            43,196
 Shares of beneficial interest sold                      567,234            25,014           72,875            16,880
 Organizational costs, net of accumulated
   amortization                                                0                 0           27,323                 0
 Prepaid and other assets                                  8,573            15,562           13,218             9,914
---------------------------------------------------------------------------------------------------------------------
 Total Assets                                        594,427,268        67,082,707       36,079,848        20,894,217
---------------------------------------------------------------------------------------------------------------------

LIABILITIES
 Payable for investments purchased                     2,605,051           447,104           72,875           122,016
 Accrued investment  advisory fee                        301,197            34,330           15,861             3,726
 Shares of beneficial interest redeemed                1,076,814            95,154                0             8,946
 Administration fee                                      139,014            15,948            8,362             4,446
 Trustee fee                                               1,505               287              104               383
 Other payables                                          296,007            39,585           20,973            29,803
---------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                     4,419,588           632,408          118,175           169,320
---------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                         $590,007,680       $66,450,299      $35,961,673       $20,724,897
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS
 Paid-in capital                                    $384,809,162       $41,319,854      $26,380,398       $13,166,488
 (Over)/Undistributed net  investment income          (7,288,835)           36,046            8,665          (178,897)
 Accumulated net realized gain (loss) from
   investment transactions                            41,364,326         5,318,638        3,205,648         1,523,275
 Net unrealized appreciation of investments          171,123,027        19,775,761        6,366,962         6,214,031
---------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                         $590,007,680       $66,450,299      $35,961,673       $20,724,897
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
 Net Assets                                         $590,007,680       $66,450,299      $35,961,673       $20,724,897
 Shares of beneficial interest outstanding            28,199,971         3,661,011        1,506,707         1,590,242
 Net asset value and redemption price per share           $20.92            $18.15           $23.87            $13.03
---------------------------------------------------------------------------------------------------------------------
 COST OF INVESTMENTS                                $418,389,835       $44,047,299      $29,568,639       $14,347,690
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------



                                                        Westcore          Westcore         Westcore
                                                     Intermediate-        Long-Term        Colorado
                                                       Term Bond             Bond         Tax-Exempt
                                                           Fund           Bond Fund           Fund
                                                     -------------       -----------      -----------
ASSETS
 Investments, at value
 (cost-see below)                                      $62,271,233       $19,818,575      $21,182,715
 -see accompanying statements
 Receivable for investments sold                                 0                 0           12,507
 Dividends and interest receivable                         956,757           353,357          475,313
 Shares of beneficial interest sold                        134,267            25,338           15,000
 Organizational costs, net of accumulated
   amortization                                                  0                 0                0
 Prepaid and other assets                                   15,906            13,272            7,808
------------------------------------------------------------------------------------------------------
 Total Assets                                           63,378,163        20,210,542       21,693,343
------------------------------------------------------------------------------------------------------

LIABILITIES
 Payable for investments purchased                          16,668               339          300,600
 Accrued investment  advisory fee                           18,639             2,849                0
 Shares of beneficial interest redeemed                     38,204             8,008            4,866
 Administration fee                                         15,027             4,454            3,950
 Trustee fee                                                   678               515              210
 Other payables                                            120,408            34,125           36,058
------------------------------------------------------------------------------------------------------
 Total Liabilities                                         209,624            50,290          345,684
------------------------------------------------------------------------------------------------------
 NET ASSETS                                            $63,168,539       $20,160,252      $21,347,659
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS
 Paid-in capital                                       $64,718,015       $19,402,629      $20,950,580
 (Over)/Undistributed net  investment income                43,794            18,521           16,069
 Accumulated net realized gain (loss) from
   investment transactions                              (1,782,975)          189,440          (31,645)
 Net unrealized appreciation of investments                189,705           549,662          412,655
------------------------------------------------------------------------------------------------------
 NET ASSETS                                            $63,168,539       $20,160,252      $21,347,659
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
 Net Assets                                            $63,168,539       $20,160,252      $21,347,659
 Shares of beneficial interest outstanding               6,173,161         2,085,634        1,980,504
 Net asset value and redemption price per share             $10.23             $9.67           $10.78
------------------------------------------------------------------------------------------------------
 COST OF INVESTMENTS                                   $62,081,528       $19,268,913      $20,770,060
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


see notes to financial statements

STATEMENTS OF INVESTMENTS        WESTCORE FUNDS ANNUAL REPORT       MAY 30, 1997
--------------------------------------------------------------------------------

WESTCORE MIDCO GROWTH FUND
May 30, 1997

Shares                                                          Market Value*
------                                                          -------------

          COMMON STOCKS  98.13%
------------------------------------------------------------------------------
           CAPITAL GOODS  28.84%
------------------------------------------------------------------------------
           AEROSPACE & DEFENSE  0.24%
------------------------------------------------------------------------------
 27,900    Sundstrand Corp                                         $1,388,025
                                                                 ------------

           COMPUTER HARDWARE  1.01%
------------------------------------------------------------------------------
 47,300    Gateway 2000 Inc**                                       3,139,538
 87,600    Sun Microsystems Inc**                                   2,825,100
                                                                 ------------
                                                                    5,964,638
                                                                 ------------

           COMPUTER SOFTWARE & SERVICES  8.22%
------------------------------------------------------------------------------
108,900    American Management Systems**                            2,817,788
 17,700    America Online Inc**                                       977,925
 28,900    Broderbund Software Inc**                                  726,112
112,200    Cadence Design Systems                                   3,730,650
135,700    Electronic Arts Inc**                                    4,342,400
 75,150    Harbinger Corp**                                         2,329,650
 87,900    McAfee Associates Inc**                                  5,784,919
192,725    Oracle Corp**                                            8,985,803
141,100    PeopleSoft Inc**                                         7,301,925
 43,900    Renaissance Solutions Inc**                              1,624,300
 39,800    Security Dynamics Technologies**                         1,467,625
150,600    Sterling Commerce Inc**                                  5,007,450
 92,750    Technology Solutions Co**                                3,362,188
                                                                 ------------
                                                                   48,458,735
                                                                 ------------

           ELECTRONICS  5.60%
------------------------------------------------------------------------------
 55,200    Applied Materials Inc**                                  3,601,800
 62,800    Atmel Corp**                                             1,805,500
 72,500    Cabletron Systems Inc                                    3,190,000
 55,500    KLA Tencor Corp**                                        2,639,719
 27,500    Lattice Semiconductor Corp**                             1,595,000
 57,100    Maxim Integrated Products Inc**                          3,069,125
 60,000    Microchip Technology Inc**                               2,130,000
 37,600    Novellus Systems Inc**                                   3,078,500
 79,700    SCI Systems Inc**                                        5,180,500
 52,200    Solectron Corp**                                         3,262,500
 35,300    Unitrode Corp**                                          1,751,763
 32,500    Xilinx Inc**                                             1,742,812
                                                                 ------------
                                                                   33,047,219
                                                                 ------------

           ENGINEERING & CONSTRUCTION  0.99%
------------------------------------------------------------------------------
 78,300    Ionics Inc**                                             3,738,825
 67,200    United States Filter**                                   2,116,800
                                                                 ------------
                                                                    5,855,625
                                                                 ------------

           NETWORKING  1.08%
------------------------------------------------------------------------------
 44,800    Ascend Communications Inc**                              2,497,600
 48,500    Cisco Systems Inc**                                      3,285,875
 27,600    Xylan Corp**                                               576,150
                                                                 ------------
                                                                    6,359,625
                                                                 ------------

           OFFICE PRODUCTS  0.41%
------------------------------------------------------------------------------
 84,300    Ikon Office Solutions Inc                                2,444,700
                                                                 ------------

           OTHER CAPITAL GOODS  0.46%
------------------------------------------------------------------------------
 48,500    Greenfield Industries Inc                                1,261,000
 38,600    OEA Inc                                                  1,457,150
                                                                 ------------
                                                                    2,718,150
                                                                 ------------

             TELECOMMUNICATIONS  10.83%
------------------------------------------------------------------------------
   94,200    ADC Telecommunications Inc                             3,226,350
   19,500    Adtran Inc**                                             521,624
   18,700    Advanced Fibre Communications**                        1,030,838
   55,850    Brightpoint Inc                                        1,731,350
   32,100    ETEC Systems Inc**                                     1,428,450
  176,100    FORE Systems Inc**                                     2,916,656
  112,400    ICG Communications Inc**                               1,798,400
   50,700    Intermedia Communications Co**                         1,527,338
   64,100    Nokia Corp                                             4,230,600
  230,400    Paging Network Inc**                                   1,728,000
  106,500    PairGain Technologies Inc**                            2,223,188
   55,700    Premiere Technologies Inc**                            1,496,938
   24,800    Sync Research Inc**                                      103,850
   78,400    Teleport Communications Inc**                          2,371,600
   10,500    Tellabs Inc**                                            527,624
   79,800    Uniphase Corp**                                        4,189,500
1,108,290    WorldCom Inc                                          32,833,091
                                                                 ------------
                                                                   63,885,397
                                                                 ------------
TOTAL CAPITAL GOODS
    (Cost $123,358,772)                                           170,122,114
                                                                 ------------

           CONSUMER CYCLICALS  26.15%
------------------------------------------------------------------------------
           AUTOMOTIVE  1.10%
------------------------------------------------------------------------------
 63,100    Cooper Tire & Rubber Co                                  1,411,862
197,700    Gentex Corp**                                            3,978,712
 45,300    Republic Industries Inc**                                1,090,031
                                                                 ------------
                                                                    6,480,605
                                                                 ------------

           BUILDING RELATED  1.16%
------------------------------------------------------------------------------
179,300    Newell Co                                                6,858,225
                                                                 ------------

           CONSUMER PRODUCTS  1.40%
------------------------------------------------------------------------------
123,100    Callaway Golf Co                                         3,969,975
 76,600    Culligan Water Technologies**                            3,408,700
 19,500    Samsonite Corp**                                           875,063
                                                                 ------------
                                                                    8,253,738
                                                                 ------------

           CONSUMER SERVICES  4.43%
------------------------------------------------------------------------------
418,132    CUC International Inc                                    9,617,036
305,600    Loewen Group Inc                                        10,084,800
 40,500    Rental Service Corp                                        880,874
154,500    Sylvan Learning Systems Inc**                            5,542,688
                                                                 ------------
                                                                   26,125,398
                                                                 ------------

           CONSUMER SOFT GOODS  0.69%
------------------------------------------------------------------------------
 55,300    Jones Apparel Group**                                    2,592,188
 45,600    Warnaco Group Inc Class A                                1,493,400
                                                                 ------------
                                                                    4,085,588
                                                                 ------------

           HOTELS/LEISURE  3.93%
------------------------------------------------------------------------------
 40,400    Four Seasons Hotel Inc                                   1,050,400
262,700    HFS Inc**                                               14,152,963
 47,900    Hilton Hotels Corp                                       1,353,175
 75,100    MGM Grand Inc**                                          2,844,413
202,300    Prime Hospitality Corp**                                 3,767,838
                                                                 ------------
                                                                   23,168,789
                                                                 ------------

           MEDIA-PUBLISHING  4.01%
------------------------------------------------------------------------------
 43,200    Apollo Group Inc                                         1,528,200
 56,900    Clear Channel Communications                             3,008,588
 12,200    Emmis Broadcasting Corp**                                  468,174
294,760    HSN Inc**                                                9,027,025
 83,000    Tribune Co                                               3,589,750
222,700    Westwood One Inc**                                       6,068,575
                                                                 ------------
                                                                   23,690,312
                                                                 ------------

WESTCORE MIDCO GROWTH FUND
May 30, 1997

Shares                                                          Market Value*
------                                                          -------------

           OTHER CONSUMER CYCLICAL  0.62%
------------------------------------------------------------------------------
114,250    Unifi Inc                                               $3,684,563
                                                                 ------------

           RETAIL  8.81%
------------------------------------------------------------------------------
163,800    Bed Bath & Beyond Inc**                                  4,647,825
 39,500    CVS Corp                                                 1,891,063
231,725    Consolidated Stores Corp                                 8,863,481
275,341    Dollar General Corp                                      9,258,341
 99,500    Helig Meyers Company                                     1,641,750
 71,800    Kohls Corp**                                             3,868,225
190,300    Lowe's Companies Inc                                     7,493,063
224,700    Pier 1 Imports Inc                                       5,027,663
 63,300    Saks Holdings Inc**                                      1,574,588
 23,900    Stein Mart**                                               722,974
 83,400    TJX Companies Inc                                        4,003,200
147,200    Zale Corp**                                              2,962,400
                                                                 ------------
                                                                   51,954,573
                                                                 ------------
TOTAL CONSUMER CYCLICALS
  (Cost $100,536,507)                                             154,301,791
                                                                 ------------

          CONSUMER STAPLES  18.82%
------------------------------------------------------------------------------
           DRUG & HEALTHCARE PRODUCTS  5.55%
------------------------------------------------------------------------------
 56,400    Arrow International Inc                                  1,818,900
182,700    Biochem Pharmaceuticals Inc                              4,521,825
145,100    Forest Labs Class A**                                    6,130,475
 44,400    Guidant Corp                                             3,446,550
139,000    North American Vaccine Inc**                             2,710,500
 44,800    Physio-Control International Corp**                        571,200
 45,800    Sola International Inc**                                 1,311,024
190,300    Sybron International Corp**                              6,874,588
137,732    Watson Pharmaceuticals Inc**                             5,388,765
                                                                 ------------
                                                                   32,773,827
                                                                 ------------

           FOOD, BEVERAGES, & TOBACCO  0.54%
------------------------------------------------------------------------------
136,950    Richfood Holdings Inc                                    3,166,969
                                                                 ------------

           HEALTHCARE SERVICES  12.73%
------------------------------------------------------------------------------
 90,600    Access Health Inc**                                      1,993,200
 10,600    CRA Managed Care Inc**                                     484,950
183,200    Genesis Health Ventures**                                6,022,700
136,400    HBO & Co                                                 8,746,650
192,850    Health Management Assoc Cl A**                           5,640,862
193,000    HEALTHSOUTH Corp**                                       4,414,875
 84,900    Occusystems Inc**                                        2,228,624
394,700    Oxford Health Plans Inc**                               27,826,350
 73,100    Pediatrix Medical Group**                                2,905,725
211,775    PhyCor Inc**                                             6,062,059
117,200    Total Renal Care Holdings**                              4,219,200
 95,700    Wellpoint Health Networks Inc**                          4,569,675
                                                                 ------------
                                                                   75,114,870
                                                                 ------------

TOTAL CONSUMER STAPLES
   (Cost $70,600,579)                                             111,055,666
                                                                 ------------

         CREDIT SENSITIVE  5.90%
------------------------------------------------------------------------------
           FINANCIAL SERVICES  2.31%
------------------------------------------------------------------------------
 39,300    Credit Acceptance Corp**                                   555,112
 69,800    MGIC Investment Corp Wisconsin                           6,212,200
 16,400    Redwood Trust Inc                                          936,850
121,100    Schwab Charles Corp                                      4,919,688
161,600    World Acceptance Corp**                                    989,800
                                                                 ------------
                                                                   13,613,650
                                                                 ------------

           INSURANCE  2.20%
------------------------------------------------------------------------------
 40,200    Executive Risk                                           2,095,425
 85,345    Frontier Insurance Group Inc                             4,683,307
 50,500    Hartford Life Inc**                                      1,691,750
108,733    Mutual Risk Management Ltd                               4,498,828
                                                                 ------------
                                                                   12,969,310
                                                                 ------------

           UTILITIES-ELECTRIC  1.39%
------------------------------------------------------------------------------
114,597    AES Corp**                                               8,222,335
                                                                 ------------

TOTAL CREDIT SENSITIVE
------------------------------------------------------------------------------
(Cost $17,649,798)                                                 34,805,295
                                                                 ------------

          INTERMEDIATE GOODS &
          SERVICES  18.42%
------------------------------------------------------------------------------
           BUSINESS SERVICES  5.01%
------------------------------------------------------------------------------
 88,233    AC Nielsen Corp**                                        1,488,932
 50,700    CKS Group Inc**                                          1,463,963
 51,900    Concord EFS Inc                                          1,167,750
187,000    Medaphis Corp**                                          1,484,313
 55,500    National Techteam Inc**                                  1,380,563
 56,100    Newpark Resources Inc**                                  2,945,250
424,900    Philip Services**                                        6,214,163
 41,800    Precision Response Corp**                                  956,175
203,200    USA Waste Services**                                     7,366,000
 63,000    United Waste Systems**                                   2,417,625
 77,300    West Teleservices Corp**                                 1,227,138
 66,300    Wilmar Industries Inc**                                  1,458,600
                                                                 ------------
                                                                   29,570,472
                                                                 ------------

           CHEMICAL  0.90%
------------------------------------------------------------------------------
 43,200    Cytec Industries Inc**                                   1,690,200
 68,300    Praxair Inc                                              3,594,288
                                                                 ------------
                                                                    5,284,488
                                                                 ------------
           DISTRIBUTION  0.27%
------------------------------------------------------------------------------
 45,000    MSC Industrial Direct Inc Cl A**                         1,603,125
                                                                 ------------

           ENERGY EQUIPMENT & SERVICES  6.44%
------------------------------------------------------------------------------
104,200    BJ Services Inc**                                        5,757,050
 27,700    Camco International Inc                                  1,419,624
119,800    Falcon Drilling Inc**                                    5,495,824
205,100    Nabors Industries Inc**                                  4,601,931
228,000    Noble Drilling Corp**                                    4,959,000
 53,900    Production Operators Corp                                3,604,563
162,300    Reading & Bates Corp**                                   4,118,363
 66,400    Tidewater Inc                                            2,797,100
 75,500    Transocean Offshore Inc                                  5,209,500
                                                                 ------------
                                                                   37,962,955
                                                                 ------------

           ENERGY PRODUCERS  4.97%
------------------------------------------------------------------------------
183,600    Anadarko Petroleum                                      11,566,800
348,900    Apache Corp                                             11,949,824
 90,600    Parker & Parsley Petroleum Co                            3,080,400
 47,300    Sonat Inc                                                2,719,750
                                                                 ------------
                                                                   29,316,774
                                                                 ------------

           METALS  0.31%
------------------------------------------------------------------------------
 38,400    UCAR International Inc**                                 1,843,200
                                                                 ------------

WESTCORE MIDCO GROWTH FUND
May 30, 1997

Shares                                                          Market Value*
------                                                          -------------

           TRANSPORTATION  0.52%
------------------------------------------------------------------------------
 61,100    Comair Holdings Inc                                     $1,588,600
 61,000    US Freightways Corp                                      1,479,250
                                                                 ------------
                                                                    3,067,850
                                                                 ------------

TOTAL INTERMEDIATE GOODS & SERVICES
  (Cost $95,665,047)                                              108,648,864
                                                                 ------------

TOTAL COMMON STOCKS
  (Cost $407,810,703)                                             578,933,730
                                                                 ------------

          WARRANTS  0.00%
------------------------------------------------------------------------------
     71    Westwood One Inc Warrants                                        0
                                                                 ------------
TOTAL WARRANTS                                                              0
   (Cost $0)                                                     ------------


          MUTUAL FUNDS  1.79%
------------------------------------------------------------------------------
10,527,628 Stagecoach Prime Money Market
           Service Class                                           10,579,132
                                                                 ------------
TOTAL MUTUAL FUNDS                                                 10,579,132
 (Cost $10,579,132)                                              ------------


TOTAL INVESTMENTS
  (Cost $418,389,835)                          99.92%             $589,512,862
Other Assets in Excess
  of Liabilities                                0.08%                 494,818
                                            ----------------------------------
NET ASSETS                                    100.00%            $590,007,680
                                            ----------------------------------
                                            ----------------------------------

*See Note 1 of Notes to Financial Statements.
**Denotes non-income producing security.


WESTCORE BLUE CHIP FUND
May 30, 1997

Shares                                                          Market Value*
------                                                          -------------

          COMMON STOCKS  95.35%
------------------------------------------------------------------------------
           CAPITAL GOODS  13.48%
------------------------------------------------------------------------------
           AEROSPACE & DEFENSE  4.61%
------------------------------------------------------------------------------
 21,000    McDonnell Douglas Corp                                  $1,351,875
 21,300    United Technologies Corp                                 1,711,988
                                                                 ------------
                                                                    3,063,863
                                                                 ------------

           COMPUTER SOFTWARE & SERVICES  2.15%
------------------------------------------------------------------------------
 26,102    Computer Associates International                        1,429,084
                                                                 ------------

           ELECTRONICS - SEMICONDUCTORS  2.69%
------------------------------------------------------------------------------
 20,190    Harris Corp                                              1,789,339
                                                                 ------------

           MACHINERY - DIVERSIFIED  2.00%
------------------------------------------------------------------------------
 23,200    Dover Corp                                               1,328,200
                                                                 ------------

           MANUFACTURING- SPECIALIZED  2.03%
------------------------------------------------------------------------------
 25,600    Parker-Hannifin Corp                                     1,347,200
                                                                 ------------

TOTAL CAPITAL GOODS
  (Cost $5,281,857)                                                 8,957,686
                                                                 ------------

CONSUMER CYCLICALS  13.41%
------------------------------------------------------------------------------
           AUTO PARTS & EQUIPMENT  1.40%
------------------------------------------------------------------------------
 37,500    ITT Industries                                             928,125
                                                                 ------------

           ENTERTAINMENT  2.38%
------------------------------------------------------------------------------
 41,700    Carnival Corp Class A                                    1,584,600
                                                                 ------------

           HARDWARE & TOOLS  0.95%
------------------------------------------------------------------------------
 18,100    Black & Decker Corp                                        628,975
                                                                 ------------

           HOTELS-MOTELS  2.07%
------------------------------------------------------------------------------
 48,700    Hilton Hotels Corp                                       1,375,775
                                                                 ------------

           RETAIL STORES -
           GENERAL MERCHANDISE CHAINS  4.38%
------------------------------------------------------------------------------
 40,500    Dayton Hudson Corp                                       1,949,063
 68,600    K Mart Corp**                                              960,400
                                                                 ------------
                                                                    2,909,463
                                                                 ------------

           Retail Stores - Specialty Apparel  2.23%
------------------------------------------------------------------------------
 43,300    GAP Stores Inc                                           1,483,025
                                                                 ------------

TOTAL CONSUMER CYCLICALS
  (Cost $6,487,363)                                                 8,909,963
                                                                 ------------

          CONSUMER STAPLES  29.76%
------------------------------------------------------------------------------
           BEVERAGES-SOFT DRINKS  2.31%
------------------------------------------------------------------------------
 41,760    PepsiCo Inc                                              1,534,680
                                                                 ------------

           DISTRIBUTORS - FOOD & HEALTH  1.55%
------------------------------------------------------------------------------
 30,900    SuperValu Inc                                            1,031,288
                                                                 ------------

           DRUGS  6.73%
------------------------------------------------------------------------------
 12,700    McKesson Corp                                              954,088
 16,500    Pfizer Inc                                               1,697,437
 20,000    Schering-Plough Corp                                     1,815,000
                                                                 ------------
                                                                    4,466,525
                                                                 ------------

           FOOD  3.28%
------------------------------------------------------------------------------
 28,500    Dole Food Inc                                            1,211,250
 41,300    IBP Inc                                                    970,550
                                                                 ------------
                                                                    2,181,800
                                                                 ------------

           HEALTHCARE - DIVERSIFIED  3.07%
------------------------------------------------------------------------------
 27,780    Bristol-Myers Squibb Co                                  2,038,358
                                                                 ------------

           HEALTHCARE SERVICES  2.44%
------------------------------------------------------------------------------
 17,800    Shared Medical Systems Corp                                943,400
 20,100    United States Surgical Corp                                678,374
                                                                 ------------
                                                                    1,621,774
                                                                 ------------

           MEDICAL PRODUCTS & SUPPLIES  2.12%
------------------------------------------------------------------------------
 28,600    Becton Dickinson & Co                                    1,408,550
                                                                 ------------

           RETAIL STORES-DRUG STORES  4.95%
------------------------------------------------------------------------------
 32,600    CVS Corp                                                 1,560,725
 37,200    Rite Aid Corp                                            1,729,800
                                                                 ------------
                                                                    3,290,525
                                                                 ------------

           RETAIL STORES-FOOD CHAINS  1.53%
------------------------------------------------------------------------------
 36,800    Great Atlantic & Pacific Tea                             1,016,600
                                                                 ------------

           TOBACCO  1.78%
------------------------------------------------------------------------------
 13,800    Philip Morris Companies Inc                                607,200
 17,800    RJR Nabisco Holdings                                       576,275
                                                                 ------------
                                                                    1,183,475
                                                                 ------------

TOTAL CONSUMER STAPLES
  (Cost $13,954,957)                                               19,773,575
                                                                 ------------

WESTCORE BLUE CHIP FUND
May 30, 1997

Shares                                                          Market Value*
------                                                          -------------

          CREDIT SENSITIVE  22.40%
------------------------------------------------------------------------------
           ELECTRIC COMPANIES  3.82%
------------------------------------------------------------------------------
 62,550    Edison International                                    $1,462,106
 30,730    General Public Utilities                                 1,075,550
                                                                 ------------
                                                                    2,537,656
                                                                 ------------

           FINANCIAL-MISCELLANEOUS  2.69%
------------------------------------------------------------------------------
 14,700    Student Loan Marketing Ass'n                             1,787,888
                                                                 ------------

           INVESTMENT BANKING/BROKERAGE  2.08%
------------------------------------------------------------------------------
 25,133    Traveler's Group Inc                                     1,379,173
                                                                 ------------

           MAJOR REGIONAL BANKING  3.83%
------------------------------------------------------------------------------
 14,840    First Union Corp                                         1,274,385
 21,700    NationsBank Corp                                         1,277,588
                                                                 ------------
                                                                    2,551,973
                                                                 ------------

           MONEY CENTER BANKS  1.83%
------------------------------------------------------------------------------
 12,850    Chase Manhattan Corp                                     1,214,325
                                                                 ------------

           NATURAL GAS  2.04%
------------------------------------------------------------------------------
 27,050    Coastal Corp                                             1,355,881
                                                                 ------------

           PROPERTY & CASUALTY INSURANCE  2.03%
------------------------------------------------------------------------------
 62,600    USF&G Corp                                               1,345,900
                                                                 ------------

           SAVINGS & LOAN  2.03%
------------------------------------------------------------------------------
 33,100    H.F. Ahmanson & Company                                  1,348,825
                                                                 ------------

           TELECOMMUNICATIONS  2.05%
------------------------------------------------------------------------------
 27,860    Sprint Corp                                              1,361,656
                                                                 ------------

TOTAL CREDIT SENSITIVE
  (Cost $9,887,142)                                                14,883,277
                                                                 ------------

          INTERMEDIATE GOODS
          & SERVICES  16.30%
------------------------------------------------------------------------------
           CHEMICALS - DIVERSIFIED  2.06%
------------------------------------------------------------------------------
 23,560    PPG Industries                                           1,369,425
                                                                 ------------

           OIL EXPLORATION & PRODUCTION  1.98%
------------------------------------------------------------------------------
 28,300    Burlington Resources Inc                                 1,315,950
                                                                 ------------

           OIL INTEGRATED-DOMESTIC  7.21%
------------------------------------------------------------------------------
  8,800    Atlantic Richfield Co                                    1,280,400
 61,000    Tosco Corp                                               1,990,125
 51,200    USX-Marathon Group                                       1,523,200
                                                                 ------------
                                                                    4,793,725
                                                                 ------------

           OIL INTEGRATED-INTERNATIONAL  4.01%
------------------------------------------------------------------------------
  9,600    Mobil Corp                                               1,342,800
 12,100    Texaco Inc                                               1,320,413
                                                                 ------------
                                                                    2,663,213
                                                                 ------------

           RAILROADS  1.04%
------------------------------------------------------------------------------
 13,100    CSX Corp                                                   694,300
                                                                 ------------

TOTAL INTERMEDIATE GOODS & SERVICES
  (Cost $7,974,034)                                                10,836,613
                                                                 ------------

TOTAL COMMON STOCKS
  (Cost $43,585,353)                                               63,361,114
                                                                 ------------

            MUTUAL FUNDS  0.70%
------------------------------------------------------------------------------
447,104    Stagecoach Prime Money Market
           Service Class                                              461,946
                                                                 ------------
TOTAL MUTUAL FUNDS                                                    461,946
  (Cost $461,946)                                                ------------


TOTAL INVESTMENTS
  (Cost $44,047,299)                           96.05%             $63,823,060
Other Assets in Excess
   of Liabilities                               3.95%               2,627,239
                                            ----------------------------------
NET ASSETS                                    100.00%             $66,450,299
                                            ----------------------------------
                                            ----------------------------------
*See Note 1 of Notes to Financial Statements.
**Denotes non-income producing security.


WESTCORE SMALL-CAP OPPORTUNITY FUND
May 30, 1997

Shares                                                          Market Value*
------                                                          -------------

          COMMON STOCKS  93.75%
------------------------------------------------------------------------------
           BASIC INDUSTRIES  3.80%
------------------------------------------------------------------------------
           RUBBER & PLASTICS  2.67%
------------------------------------------------------------------------------
 17,600    Tredegar Industries                                       $961,400
                                                                 ------------

           STEEL  1.13%
------------------------------------------------------------------------------
 16,940    Texas Industries Inc                                       406,560
                                                                 ------------

TOTAL BASIC INDUSTRIES
     (Cost $903,885)                                                1,367,960
                                                                 ------------

  CAPITAL GOODS  6.61%
------------------------------------------------------------------------------

           CONSTRUCTION EQUIPMENT  1.72%
------------------------------------------------------------------------------
 19,420    Agco Corp                                                  619,012
                                                                 ------------

           MISCELLANEOUS PRODUCTION GOODS  4.89%
------------------------------------------------------------------------------
 25,600    Flanders Corp**                                            182,400
 20,550    Global Industrial Technologies**                           380,175
  5,600    Kaynar Technologies**                                      102,200
 10,170    Pittway Corp Class A                                       539,010
 15,060    Smith (A.O.) Corp                                          553,455
                                                                 ------------
                                                                    1,757,240
                                                                 ------------

TOTAL CAPITAL GOODS
    (Cost $1,928,387)                                               2,376,252
                                                                 ------------

          CONSUMER CYCLICALS  8.51%
------------------------------------------------------------------------------
           Apparel/Shoes/Textiles  1.24%
------------------------------------------------------------------------------
 18,500    Oxford Industries Inc                                      446,312
                                                                 ------------

           CONSUMER DURABLES  1.90%
------------------------------------------------------------------------------
 43,700    Furniture Brands International**                           682,813
                                                                 ------------

           MISCELLANEOUS -
           CONSUMER CYCLICALS  2.85%
------------------------------------------------------------------------------
 13,600    Amscan Holdings Inc**                                      176,800
 15,500    Gibson Greetings Inc**                                     337,125
 24,600    Russ Berrie & Co                                           510,450
                                                                 ------------
                                                                    1,024,375
                                                                 ------------

WESTCORE SMALL-CAP OPPORTUNITY FUND
May 30, 1997

Shares                                                          Market Value*
------                                                          -------------

           VEHICLES/ACCESSORIES  2.52%
------------------------------------------------------------------------------
 13,500    Arvin Industries Inc                                      $374,625
 16,080    Control Devices**                                          196,980
 18,400    Excel Industries Inc                                       333,500
                                                                 ------------
                                                                      905,105
                                                                 ------------

TOTAL CONSUMER CYCLICALS
  (Cost $2,650,010)                                                 3,058,605
                                                                 ------------

          CONSUMER STAPLES  10.43%
------------------------------------------------------------------------------
            DRUGS & MEDICAL PRODUCTS  1.10%
------------------------------------------------------------------------------
 13,820    Sola International Inc**                                   395,598

           FOOD/AGRICULTURE  5.51%
------------------------------------------------------------------------------
 10,400    Dean Foods                                                 395,200
 24,700    Hudson Foods Inc                                           392,112
 25,500    Morningstar Group Inc**                                    669,375
  9,600    Smithfield Foods**                                         526,800
                                                                 ------------
                                                                    1,983,487
                                                                 ------------

           MISCELLANEOUS- CONSUMER STAPLES  3.82%
------------------------------------------------------------------------------
 31,000    American Safety Razor Co**                                 461,125
 30,900    Dial Corp**                                                517,575
 19,100    Herbalife International Inc                                396,325
                                                                 ------------
                                                                    1,375,025
                                                                 ------------

TOTAL CONSUMER STAPLES
  (Cost $3,092,513)                                                 3,754,110
                                                                 ------------

          ENERGY  6.85%
------------------------------------------------------------------------------
           OIL & NATURAL GAS  6.85%
------------------------------------------------------------------------------
 10,800    Camco International                                        553,500
 28,700    HS Resources Inc**                                         416,150
 23,400    Offshore Logistics Inc**                                   424,125
 18,000    Pool Energy Services Co**                                  299,250
 30,900    Santa Fe Energy Resources Inc**                            467,362
 23,000    Tesoro Petroleum Corp**                                    301,875
                                                                 ------------
                                                                    2,462,262
                                                                 ------------

TOTAL ENERGY
  (Cost $2,284,717)                                                 2,462,262
                                                                 ------------

          FINANCIALS  19.89%
------------------------------------------------------------------------------
           BANKS/SAVINGS & LOANS  10.42%
------------------------------------------------------------------------------
 10,600    Astoria Financial                                          437,250
 20,860    Deposit Guaranty Corp                                      654,482
 14,764    MAF Bancorp                                                616,397
 22,200    ML Bancorp Inc                                             385,725
 17,400    Magna Group Inc                                            561,150
 16,200    RCSB Financial Inc                                         663,188
 17,000    Reliance Bancorp Inc                                       429,250
                                                                 ------------
                                                                    3,747,442
                                                                 ------------

           INSURANCE  8.41%
------------------------------------------------------------------------------
 11,100    Capital RE Corp                                            487,012
 13,700    Enhance Financial Services Group                           571,975
 22,350    Fremont General Corp                                       785,044
 12,400    Guarantee Life Cos Inc                                     254,200
  9,900    Life Re Corp                                               425,700
 11,350    Selective Insurance Group Inc                              502,238
                                                                 ------------
                                                                    3,026,169
                                                                 ------------

           MISCELLANEOUS FINANCIALS  1.06%
------------------------------------------------------------------------------
 39,100    Cash America International Inc                             381,225
                                                                 ------------

TOTAL FINANCIALS
     (Cost $5,529,195)                                              7,154,836
                                                                 ------------

          SERVICES  20.60%
------------------------------------------------------------------------------
           BUSINESS SERVICES  4.24%
------------------------------------------------------------------------------
 17,060    Comdisco Inc                                               629,088
 15,820    Standard Register Co                                       551,722
 21,800    United Natural Foods**                                     343,350
                                                                 ------------
                                                                    1,524,160
                                                                 ------------

           MEDICAL & DENTAL  2.37%
------------------------------------------------------------------------------
 23,070    Bindley Western Industries Inc                             507,540
 27,200    Novacare Corp**                                            343,400
                                                                 ------------
                                                                      850,940
                                                                 ------------

           RETAIL STORES  11.30%
------------------------------------------------------------------------------
 28,200    Eagle Hardware & Garden**                                  678,562
 19,600    Footstar Corp**                                            436,100
 18,000    Long's Drug Stores Corp                                    427,500
 18,288    Proffitt's Inc**                                           729,234
 26,430    Shopko Stores Inc                                          624,409
 19,000    Waban Inc**                                                577,125
 29,300    Zale Corp**                                                589,663
                                                                 ------------
                                                                    4,062,593
                                                                 ------------

           TRAVEL/RECREATION  2.69%
------------------------------------------------------------------------------
 14,200    Marcus Corp                                                347,900
 33,260    Prime Hospitality Corp**                                   619,468
                                                                 ------------
                                                                      967,368
                                                                 ------------

TOTAL SERVICES
   (Cost $5,764,993)                                                7,405,061
                                                                 ------------

          TECHNOLOGY  13.02%
------------------------------------------------------------------------------
           AEROSPACE  5.33%
------------------------------------------------------------------------------
 11,500    Ducommun Inc**                                             301,875
 20,400    Kaman Corp                                                 279,225
 11,110    Thiokol Corp                                               798,531
 21,100    Tracor Inc**                                               535,413
                                                                 ------------
                                                                    1,915,044
                                                                 ------------
           COMPUTER & OFFICE  7.69%
------------------------------------------------------------------------------
 23,500    American Power Conversion Corp**                           546,375
 18,600    Applied Magnetics Corp Del**                               462,675
 18,250    Evans & Sutherland Computer**                              479,063
 25,800    Southern Electronics Corp**                                267,675
 32,600    Symantec Corp**                                            621,437
  6,800    Tektronix                                                  390,150
                                                                 ------------
                                                                    2,767,375
                                                                 ------------

TOTAL TECHNOLOGY
  (Cost $3,942,436)                                                4,682,419
                                                                 ------------

          TRANSPORTATION  1.44%
------------------------------------------------------------------------------
           AIR TRANSPORTATION  1.44%
------------------------------------------------------------------------------
 18,720    Circle International Group Inc                             519,480
                                                                 ------------

TOTAL TRANSPORTATION
  (Cost $370,202)                                                     519,480
                                                                 ------------

          UTILITIES/REITS  2.60%
------------------------------------------------------------------------------
           ELECTRIC & GAS  2.60%
------------------------------------------------------------------------------
 10,940    Central Hudson Gas & Electric                             $352,815
 12,200    Commonwealth Energy System                                 265,350
 12,800    Washington Gas & Light Co                                  315,200
                                                                 ------------
                                                                      933,365
                                                                 ------------

TOTAL UTILITIES/REITS
  (Cost $881,050)                                                     933,365
                                                                 ------------

TOTAL COMMON STOCKS
   (Cost $27,347,388)                                              33,714,350
                                                                 ------------

             MUTUAL FUNDS  6.18%
------------------------------------------------------------------------------
1,762,347    Stagecoach Prime Money
             Market Service Class                                   1,769,945
  450,000    Stagecoach Treasury Money
             Market Service Class                                     451,306
                                                                 ------------
                                                                    2,221,251
                                                                 ------------

TOTAL MUTUAL FUNDS                                                  2,221,251
                                                                 ------------
  (Cost $2,221,251)

TOTAL INVESTMENTS
   (Cost $29,568,639)                          99.93%              35,935,601
Other Assets in Excess
   of Liabilities                               0.07%                  26,072
                                            ----------------------------------
NET ASSETS                                    100.00%             $35,961,673
                                            ----------------------------------
                                            ----------------------------------

*See Note 1 of Notes to Financial Statements.
**Denotes non-income producing security.



WESTCORE GROWTH AND INCOME FUND
May 30, 1997

Shares                                                          Market Value*
------                                                          -------------

COMMON STOCKS  86.30%
------------------------------------------------------------------------------
          CAPITAL GOODS  9.96%
------------------------------------------------------------------------------
           AEROSPACE & DEFENSE  2.01%
------------------------------------------------------------------------------
  1,400    Boeing Co                                                  147,350
  5,100    Goodrich B.F. & Co                                         219,300
  1,000    Sundstrand Corp                                             49,750
                                                                 ------------
                                                                      416,400
                                                                 ------------

           ELECTRICAL EQUIPMENT  3.60%
------------------------------------------------------------------------------
 10,600    General Electric Co                                        639,975
  2,500    General Signal Corp                                        105,313
                                                                 ------------
                                                                      745,288
                                                                 ------------

           ELECTRONICS  0.81%
------------------------------------------------------------------------------
  1,100    Intel Corp                                                 166,650
                                                                 ------------

           OFFICE PRODUCTS  0.46%
------------------------------------------------------------------------------
  3,300    Ikon Office Solutions Inc                                   95,700
                                                                 ------------

           OTHER-CAPITAL GOODS  1.68%
------------------------------------------------------------------------------
  5,000    Greenfield Industries Inc                                  130,086
  5,800    OEA Inc                                                    218,950
                                                                 ------------
                                                                      349,036
                                                                 ------------

           TELECOMMUNICATIONS  1.40%
------------------------------------------------------------------------------
  4,400    Nokia Corp                                                 290,400
                                                                 ------------

TOTAL CAPITAL GOODS
  (Cost $1,380,442)                                                 2,063,474
                                                                 ------------

          CONSUMER CYCLICALS  13.35%
------------------------------------------------------------------------------
           AUTOMOTIVE  0.51%
------------------------------------------------------------------------------
  4,700    Cooper Tire & Rubber Co                                    105,163
                                                                 ------------

           BUILDING-RELATED  0.52%
------------------------------------------------------------------------------
  2,800    Newell Co                                                  107,100
                                                                 ------------

           CONSUMER SERVICES  3.33%
------------------------------------------------------------------------------
 20,900    Loewen Group Inc                                           689,700
                                                                 ------------

           CONSUMER SOFT GOODS  0.54%
------------------------------------------------------------------------------
  3,400    Warnaco Group Inc Class A                                  111,350
                                                                 ------------

           HOTELS/LEISURE  1.69%
------------------------------------------------------------------------------
  7,000    Hilton Hotels Corp                                         197,750
 12,000    Sunstone Hotel Investors                                   153,000
                                                                 ------------
                                                                      350,750
                                                                 ------------

           MEDIA-PUBLISHING  1.04%
------------------------------------------------------------------------------
  5,000    Tribune Co                                                 216,250
                                                                 ------------

           RETAIL  5.72%
------------------------------------------------------------------------------
  3,200    CVS Corp                                                   153,200
  7,981    Dollar General Corp                                        268,361
  5,800    Helig Meyers Co                                             95,700
  4,100    Home Depot Inc                                             258,551
  8,500    Pier 1 Imports Inc                                         190,188
  7,400    Wal-Mart Stores Inc                                        220,150
                                                                 ------------
                                                                    1,186,150
                                                                 ------------

TOTAL CONSUMER CYCLICALS
  (Cost $2,217,542)                                                 2,766,463
                                                                 ------------

          CONSUMER STAPLES  11.55%
------------------------------------------------------------------------------
           DRUG & HEALTHCARE PRODUCTS  3.84%
------------------------------------------------------------------------------
  6,200    Arrow International Inc                                    199,950
  3,900    Schering-Plough Corp                                       353,925
  2,400    Warner-Lambert                                             241,800
                                                                 ------------
                                                                      795,675
                                                                 ------------

           FOOD, BEVERAGES, & TOBACCO  4.09%
------------------------------------------------------------------------------
  2,700    CPC International Inc                                      232,200
  4,500    Coca-Cola Co                                               307,125
  8,400    PepsiCo Inc                                                308,700
                                                                 ------------
                                                                      848,025
                                                                 ------------

           HEALTHCARE SERVICES  0.31%
------------------------------------------------------------------------------
  1,000    HBO & Co                                                    64,125
                                                                 ------------

WESTCORE GROWTH AND INCOME FUND
May 30, 1997 (CONTINUED)

Shares                                                          Market Value*
------                                                          -------------

           HOUSEHOLD PRODUCTS  3.31%
------------------------------------------------------------------------------
  1,800    Colgate-Palmolive Co                                      $111,600
  3,200    Gillette Co                                                284,400
  2,100    Procter & Gamble Inc                                       289,537
                                                                 ------------
                                                                      685,537
                                                                 ------------

TOTAL CONSUMER STAPLES
  (Cost $1,518,958)                                                 2,393,362
                                                                 ------------

          CREDIT SENSITIVE  32.14%
------------------------------------------------------------------------------
           BANKS/SAVINGS & LOANS  6.96%
------------------------------------------------------------------------------
  2,300    Banc One                                                    99,475
  6,680    Charter One Financial Inc                                  313,125
  4,000    Corestates Financial Corp                                  211,500
  4,000    Cullen Frost Bankers Inc                                   157,500
  3,400    Nationsbank Corp                                           200,175
  8,600    Norwest Corp                                               460,100
                                                                 ------------
                                                                    1,441,875
                                                                 ------------

           FINANCIAL SERVICES  5.88%
------------------------------------------------------------------------------
  3,400    Federal Home Loan Mortgage                                 112,200
  3,500    Household International Inc                                343,875
 10,450    MBNA Corp                                                  353,994
  4,600    MGIC Investment Corp Wisconsin                             409,400
                                                                 ------------
                                                                    1,219,469
                                                                 ------------

           INSURANCE  7.00%
------------------------------------------------------------------------------
  3,400    Executive Risk                                             177,225
 11,040    Frontier Insurance Group Inc                               605,820
  9,200    GCR Holdings Ltd                                           246,100
  5,300    Hartford Life Inc**                                        177,550
  5,900    Mutual Risk Management Ltd                                 244,113
                                                                 ------------
                                                                    1,450,808
                                                                 ------------

           REAL ESTATE INVESTMENT TRUST  1.06%
------------------------------------------------------------------------------
  6,000    Healthcare Realty Trust                                    157,452
  1,100    Redwood Trust Inc                                           62,838
                                                                 ------------
                                                                      220,290
                                                                 ------------

           UTILITIES-ELECTRIC  5.70%
------------------------------------------------------------------------------
 13,496    AES Corp**                                                 968,337
  9,000    Trigen Energy Corp                                         213,750
                                                                 ------------
                                                                    1,182,087
                                                                 ------------

           UTILITIES-GAS  4.47%
------------------------------------------------------------------------------
  4,900    Enron Corp                                                 199,675
  6,400    KN Energy Inc                                              269,600
  9,800    PanEnergy Corp                                             458,150
                                                                 ------------
                                                                      927,425
                                                                 ------------

           UTILITIES-TELEPHONE  1.07%
------------------------------------------------------------------------------
  3,600    Cincinnati Bell Inc                                        221,400
                                                                 ------------

TOTAL CREDIT SENSITIVE
  (Cost $4,012,452)                                                 6,663,354
                                                                 ------------

          INTERMEDIATE GOODS
          & SERVICES  19.30%
------------------------------------------------------------------------------
           BUSINESS SERVICES  4.15%
------------------------------------------------------------------------------
  7,200    Omnicom Group Inc                                          417,600
 30,300    Philip Services Corp**                                     443,138
                                                                 ------------
                                                                      860,738
                                                                 ------------

           CHEMICAL-DIVERSIFIED  1.04%
------------------------------------------------------------------------------
  3,700    PPG Industries Inc                                         215,063
                                                                 ------------

           ENERGY EQUIPMENT & SERVICES  4.07%
------------------------------------------------------------------------------
  6,500    Production Operators Corp                                  434,687
  4,800    Tidewater Inc                                              202,200
  3,000    Transocean Offshore Inc                                    207,000
                                                                 ------------
                                                                      843,887
                                                                 ------------

           ENERGY PRODUCERS  7.16%
------------------------------------------------------------------------------
  3,400    Anadarko Petroleum                                         214,200
 14,500    Apache Corp                                                496,625
  3,900    Mobil Corp                                                 545,513
  1,800    Sonat Inc                                                  103,500
  4,279    Union Pacific Resources Group                              123,556
                                                                 ------------
                                                                    1,483,394
                                                                 ------------

           PAPER & PACKAGING  0.46%
------------------------------------------------------------------------------
  1,900    Kimberly Clark Corp                                         95,237
                                                                 ------------
           TRANSPORTATION  2.42%
------------------------------------------------------------------------------
  2,000    Burlington Northern Santa Fe                               166,000
  3,400    Union Pacific Corp                                         230,350
  4,300    US Freightways Corp                                        104,275
                                                                 ------------
                                                                      500,625
                                                                 ------------

TOTAL INTERMEDIATE GOODS & SERVICES
   (Cost $2,973,418)                                                3,998,944
                                                                 ------------

TOTAL COMMON STOCKS
  (Cost $12,102,812)                                               17,885,597
                                                                 ------------

Face Amount
-----------
          CONVERTIBLE DEBENTURES  10.60%
------------------------------------------------------------------------------
           CAPITAL GOODS  1.88%
------------------------------------------------------------------------------
           COMPUTER SOFTWARE & SERVICES  0.89%
------------------------------------------------------------------------------
$100,000   First Financial Mgmt Corp,
           5.00%, 12/15/99                                            183,500
                                                                 ------------

           MACHINERY & EQUIPMENT  0.99%
------------------------------------------------------------------------------
200,000    United States Filter,
           4.50%, 12/15/01                                            205,500
                                                                 ------------

  TOTAL CAPITAL GOODS
   (Cost $326,328)                                                    389,000
                                                                 ------------

          CONSUMER CYCLICALS  5.64%
------------------------------------------------------------------------------
           CONSUMER SERVICES  1.19%
------------------------------------------------------------------------------
250,000    CUC International Inc(1),
           3.00%, 02/15/02                                            247,500
                                                                 ------------

           HOTELS/LEISURE  3.38%
------------------------------------------------------------------------------
100,000    HFS Inc, 4.50%, 10/01/99                                   293,125
250,000    Prime Hospitality Corp,
           7.00%, 04/15/02                                            407,187
                                                                 ------------
                                                                      700,312
                                                                 ------------

           RETAIL  1.07%
------------------------------------------------------------------------------
250,000    Saks Holdings Inc,
           5.50%, 09/15/06                                            222,188
                                                                 ------------

TOTAL CONSUMER CYCLICALS
      (Cost $887,006)                                               1,170,000
                                                                 ------------

WESTCORE GROWTH AND INCOME FUND
May 30, 1997 (CONTINUED)

Face Amount                                                     Market Value*
-----------                                                     -------------

          CONSUMER STAPLES  1.41%
------------------------------------------------------------------------------
           HEALTHCARE SERVICES  1.41%
------------------------------------------------------------------------------
$300,000   PhyCor Inc, SDCV,
           4.50%, 02/15/03                                           $292,125
                                                                 ------------

  TOTAL CONSUMER STAPLES
   (Cost $288,453)                                                    292,125
                                                                 ------------

          INTERMEDIATE GOODS &
          SERVICES  1.67%
------------------------------------------------------------------------------
           BUSINESS SERVICES  1.01%
------------------------------------------------------------------------------
200,000    USA Waste Services Inc,
           4.00%, 02/01/02                                            209,000
                                                                 ------------

           ENERGY/EQUIPMENT  0.66%
------------------------------------------------------------------------------
100,000    Nabors Industries Inc,
           5.00%, 05/15/06                                            135,875
                                                                 ------------

TOTAL INTERMEDIATE GOODS
  & SERVICES                                                          344,875
  (Cost $325,984)                                                ------------

TOTAL CONVERTIBLE DEBENTURES
  (Cost $1,827,771)                                                 2,196,000
                                                                 ------------

Shares
------

          CONVERTIBLE PREFERRED
          STOCK  2.17%
------------------------------------------------------------------------------
           CONSUMER CYCLICALS  2.17%
------------------------------------------------------------------------------
           AUTOMOTIVE  0.50 %
------------------------------------------------------------------------------
  4,300    Republic Industries-TRACES
           Automatic CM Sec (RTR) 6.50%                               103,200
                                                                 ------------

           TELECOMMUNICATIONS  1.67%
------------------------------------------------------------------------------
  3,300    WorldCom Inc, GA DECS
           Ser A, 8.00%                                              $346,705
                                                                 ------------

  TOTAL CONSUMER CYCLICALS
  (Cost $386,888)                                                     449,905
                                                                 ------------

  TOTAL CONVERTIBLE PREFERRED STOCK
 (Cost $386,888)                                                      449,905
                                                                 ------------

           MUTUAL FUNDS  0.14%
------------------------------------------------------------------------------
 28,482    Stagecoach Prime Money Market
           Service Class                                               30,219
                                                                 ------------
TOTAL MUTUAL FUNDS                                                     30,219
                                                                 ------------
    (Cost $30,219)

  TOTAL INVESTMENTS
   (Cost $14,347,690)                          99.21%             $20,561,721
  Other Assets in Excess
       of Liabilities                           0.79%                $163,176
                                            ----------------------------------
  NET ASSETS                                  100.00%             $20,724,897
                                            ----------------------------------
                                            ----------------------------------

*See Note 1 of Notes to Financial Statements.
**Denotes non-income producing security.
(1) Restricted security- See Note 5 of Notes to
     Financial Statements.


WESTCORE INTERMEDIATE-TERM BOND FUND
May 30, 1997 (CONTINUED)

Face Amount                                                     Market Value*
-----------                                                     -------------
            CORPORATE BONDS  50.63%
------------------------------------------------------------------------------
             FINANCIAL  16.49%
------------------------------------------------------------------------------
             LIFE INSURANCE  1.79%
------------------------------------------------------------------------------
$1,150,000   Aetna Services Inc,
             7.125%, 08/15/06                                      $1,133,782
                                                                 ------------

           OPERATORS OF
           NON-RESIDENTIAL BUILDINGS  2.92%
------------------------------------------------------------------------------
  250,000    Chateau Properties Ltd,
             8.75%, 03/02/00                                          258,508
  600,000    Corporate Property Investors,
             7.75%, 08/15/04 (1)                                      616,834
1,000,000    Kimco Realty Corp MTN,
             6.83%, 11/14/05                                          969,042
                                                                 ------------
                                                                    1,844,384
                                                                 ------------

             PERSONAL CREDIT INSTITUTIONS  1.14%
------------------------------------------------------------------------------
  725,000    General Motors Acceptance Corp
             MTN, 6.60%, 01/17/01                                     720,170
                                                                 ------------

             Real Estate Investment Trust  8.87%
------------------------------------------------------------------------------
  550,000    Camden Property Trust,
             6.625%, 02/15/01                                         536,351
  700,000    Developers Diversified Realty
             Corp, 7.625%, 05/15/00                                   709,022
  375,000    Evans Withycombe Residential
             Notes, 7.50%, 04/15/04                                   373,957
  425,000    Nationwide Health Properties,
             7.23%, 11/08/06                                          415,673
1,000,000    New Plan Realty Trust,
             7.75%, 04/06/05                                        1,023,083
  800,000    Price REIT Inc,
             7.25%, 11/01/00                                          794,474
  750,000    Washington Real Estate,
             7.125%, 08/13/03                                         747,348
1,000,000    Weingarten Realty Investors
             Trust MTN, 7.22%, 06/01/05                               999,077
                                                                 ------------
                                                                    5,598,985
                                                                 ------------

WESTCORE INTERMEDIATE-TERM BOND FUND
May 30, 1997 (CONTINUED)

Face Amount                                                     Market Value*
-----------                                                     -------------
            SECURITIES BROKERS,
            DEALERS & FLOTATION COS  1.77%
------------------------------------------------------------------------------
$1,130,000  Merrill Lynch Corp MTN,
            6.50%, 04/01/01                                        $1,117,069
                                                                 ------------

TOTAL FINANCIAL
  (Cost $10,424,959)                                               10,414,390
                                                                 ------------

          INDUSTRIAL  25.06%
------------------------------------------------------------------------------
           BOOKS - PUBLISHING OR
           PUBLISHING & PRINTING  1.47%
------------------------------------------------------------------------------
1,000,000  Golden Books Publishing Co,
           7.65%, 09/15/02                                            930,000
                                                                 ------------

           BROADCAST - MEDIA  3.46%
------------------------------------------------------------------------------
1,100,000  Cox Communications Inc,
           6.375%, 06/15/00                                         1,087,396
1,000,000  TKR Cable I Cable Notes,
           10.50%, 10/30/07, Callable
           10/30/99 @ 105.25                                        1,099,582
                                                                 ------------
                                                                    2,186,978
                                                                 ------------

           CABLE & OTHER PAY
           TELEVISION SERVICES  1.23%
------------------------------------------------------------------------------
  775,000  Telecommunications Inc,
           8.00%, 08/01/05                                            776,871
                                                                 ------------

           COOKIES & CRACKERS  0.81%
------------------------------------------------------------------------------
  500,000  RJR Nabisco Inc,
           8.625%, 12/01/02                                           511,149

           ELECTRONIC & OTHER
           ELECTRICAL EQUIPMENT  1.77%
------------------------------------------------------------------------------
1,150,000  Rockwell International Corp,
           6.625%, 06/01/05                                         1,119,618
                                                                 ------------

           HOTELS  0.68%
------------------------------------------------------------------------------
  425,000  Hilton Hotels Corp,
           7.95%, 04/15/07                                            430,876
                                                                 ------------

           INDUSTRIAL ORGANIC
           CHEMICALS  1.22%
------------------------------------------------------------------------------
   750,000 International Specialty Products,
           9.00%, 03/01/99                                            771,470
                                                                 ------------

           METALS - MISC  1.55%
------------------------------------------------------------------------------
$1,000,000 CSR America Inc,
           6.875%, 07/21/05                                           979,541
                                                                 ------------

           MOTION PICTURE & VIDEO
           TAPE PRODUCTION  3.48%
------------------------------------------------------------------------------
           TIME WARNER ENTERTAINMENT CO
------------------------------------------------------------------------------
1,000,000  9.625%, 05/01/02                                         1,101,194
1,000,000  8.875%, 10/01/12                                         1,093,691
                                                                 ------------
                                                                    2,194,885
                                                                 ------------

           NEWSPAPERS - PUBLISHING OR
           PUBLISHING & PRINTING  1.22%
------------------------------------------------------------------------------
   750000  The New York Times Co,
           7.625%, 03/15/05                                           770,298
                                                                 ------------

           PHARMACEUTICAL PREPARATIONS  3.46%
------------------------------------------------------------------------------
1,200,000  Bayer Corp,
           6.50%, 10/01/02 (1)                                      1,181,328
1,000,000  Upjohn Co MTN Series A,
           6.25%, 02/02/98                                          1,002,570
                                                                 ------------
                                                                    2,183,898
                                                                 ------------

           RETAIL DEPARTMENT STORES  1.56%
------------------------------------------------------------------------------
1,000,000  K Mart Corp,
           8.125%, 12/01/06                                           987,500
                                                                 ------------

           SEARCH, DETECTION, NAVIGATION
           & GUIDANCE AERONAUTICAL SYSTEMS  1.19%
------------------------------------------------------------------------------
  790,000  Raytheon Co,
           6.50%, 07/15/05                                            753,178
                                                                 ------------

           SERVICES - MISCELLANEOUS,
           AMUSEMENT & RECREATION  1.96%
------------------------------------------------------------------------------
1,250,000  Walt Disney Co,
           6.375%, 03/30/01                                         1,235,235
                                                                 ------------

TOTAL INDUSTRIAL
  (Cost $15,756,624)                                               15,831,497
                                                                 ------------

          TRANSPORTATION  5.57%
------------------------------------------------------------------------------
           AIR TRANSPORTATION, SCHEDULED  5.57%
------------------------------------------------------------------------------
 $853,486  American Airlines,
           9.71%, 01/02/07                                            945,663
  486,053  Continental Airlines,
           7.75%, 07/02/14                                            501,490
1,035,869  Jet Equipment Trust Series 95-B,
           7.83%, 02/15/15 (1)                                      1,059,922
  944,627  United Airlines Pass Through
           Certificate 95-A1, 9.02%,
           04/19/12                                                 1,012,734
                                                                 ------------
                                                                    3,519,809
                                                                 ------------

TOTAL TRANSPORTATION
(Cost $3,332,664)                                                   3,519,809
                                                                 ------------

          UTILITIES  3.51%
------------------------------------------------------------------------------
           ELECTRIC SERVICES  1.96%
------------------------------------------------------------------------------
1,250,000  Central Maine Power Co,
           6.25%, 11/01/98                                          1,237,629

           ELECTRIC & OTHER SERVICES
           COMBINED  1.55%
------------------------------------------------------------------------------
1,000,000  Long Island Lighting Co,
           7.125%, 06/01/05                                           978,503
                                                                 ------------

TOTAL UTILITIES                                                     2,216,132
   (Cost $2,225,518)                                             ------------


TOTAL CORPORATE BONDS
  (Cost $31,739,765)                                               31,981,828
                                                                 ------------

         COLLATERALIZED MORTGAGE
         OBLIGATIONS & MORTGAGE-BACKED
         SECURITIES  9.98%
------------------------------------------------------------------------------
           COLLATERALIZED MORTGAGE
           OBLIGATIONS  0.75%
------------------------------------------------------------------------------
452,924    Collateralized Mortgage Security
           Corp, 8.75%, 4/20/19                                       472,629
                                                                 ------------

           MORTGAGE-BACKED
           SECURITIES  9.23%
------------------------------------------------------------------------------
1,840,398  FHLMC GP #000336,
           6.00%, 10/01/24                                          1,709,491
                                                                 ------------

WESTCORE INTERMEDIATE-TERM BOND FUND
May 30, 1997 (CONTINUED)

Face Amount                                                        Market Value*
-----------                                                        -------------

1,275,892  FNMA Pool #303845,
           7.00%, 05/01/11                                            $1,270,801
1,531,906  FNMA Pool #362443,
           6.50%, 12/01/08                                             1,506,553
1,273,316  GNMA Pool #780019,
           9.50%, 12/15/09                                             1,343,858
                                                                      ----------
                                                                       5,830,703
                                                                      ----------

 TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS &
 MORTGAGE-BACKED SECURITIES
  (Cost $6,282,855)                                                    6,303,332
                                                                      ----------

       U.S. GOVERNMENT
       TREASURIES  33.75%
--------------------------------------------------------------------------------
           U.S. Treasury Notes:
2,000,000    7.875%, 01/15/98                                          2,026,252
4,000,000    7.875%, 04/15/98                                          4,070,004
3,000,000    6.125%, 05/15/98                                          3,007,503
2,500,000    6.875%, 08/31/99                                          2,532,032
2,000,000    7.75%,  11/30/99                                          2,066,252
2,000,000    7.125%, 02/29/00                                          2,038,752
3,300,000    6.875%, 03/31/00                                          3,345,378
1,200,000    6.75%,  04/30/00                                          1,212,376
1,000,000    7.00%,  07/15/06                                          1,020,938
                                                                      ----------
                                                                      21,319,487
                                                                      ----------

 TOTAL U.S. GOVERNMENT TREASURIES
 (Cost $21,392,322)                                                   21,319,487
                                                                     -----------

Shares
------
       MUTUAL FUNDS  4.22%
--------------------------------------------------------------------------------
2,655,327  Stagecoach Prime Money Market
           Service Class                                               2,666,586
                                                                      ----------

TOTAL MUTUAL FUNDS
 (Cost $2,666,586)                                                     2,666,586
                                                                      ----------

TOTAL INVESTMENTS
 (Cost $62,081,528)                             98.58%               $62,271,233
Other Assets in Excess
   of Liabilities                                1.42%                   897,306
                                            ------------------------------------
NET ASSETS                                     100.00%               $63,168,539
                                           -------------------------------------
                                           -------------------------------------

*See Note 1 of Notes to Financial Statements
(1) Restricted security - see Note 5 of Notes to Financial Statements.

WESTCORE LONG-TERM BOND FUND
May 30, 1997

       CORPORATE BONDS  52.56%
--------------------------------------------------------------------------------
       FINANCIAL  20.56%
--------------------------------------------------------------------------------
            FINANCIAL SERVICES  1.20%
--------------------------------------------------------------------------------
$250,000   Leucadia National Corp,
            7.75%, 08/15/13                                             $242,899
                                                                      ----------

       FIRE MARINE & CASUALTY
       INSURANCE  4.03%
--------------------------------------------------------------------------------
250,000    Geico Corp,
            9.15%, 09/15/21                                              273,153
600,000    Zurich Reinsurance Center
           Holdings, 7.125%, 10/15/23                                    538,384
                                                                      ----------
                                                                         811,537
                                                                      ----------

           HOTELS  0.75%
--------------------------------------------------------------------------------
150,000    Hilton Hotels Corp,
           7.95%, 04/15/07                                               152,074
                                                                      ----------

           LIFE INSURANCE  3.76%
--------------------------------------------------------------------------------
230,000    Aetna Services Inc,
           7.625%, 08/15/26                                              225,739
                                                                      ----------
500,000    Lincoln National Insurance Co,
           9.125%, 10/01/24                                              532,788
                                                                      ----------
                                                                         758,527
                                                                      ----------

           OPERATORS OF NON-
           RESIDENTIAL BUILDINGS  5.60%
--------------------------------------------------------------------------------
400,000    Kimco Realty Corp,
           6.83%, 11/14/05                                               387,617
500,000    Property Trust of America,
           6.875%, 02/15/08                                              480,729
250,000    Rouse Co,
           8.50%, 01/15/03                                               259,645
                                                                      ----------
                                                                       1,127,991
                                                                      ----------

           REAL ESTATE INVESTMENT TRUSTS  5.22%
--------------------------------------------------------------------------------
150,000    Camden Property Trust,
           6.625%, 02/15/01                                              146,278
250,000    ERP Operating Limited
           Partnership, 7.57%, 08/15/26                                  253,090
$150,000   Nationwide Health Property MTN,
           7.23%, 11/08/06                                               146,708
250,000    New Plan Trust Realty,
           7.75%, 04/06/05                                               255,771
250,000    Weingarten Realty Investors
           Trust MTN, 7.22%, 06/01/05                                    249,769
                                                                      ----------
                                                                       1,051,616
                                                                      ----------
TOTAL FINANCIAL
      (Cost $4,132,005)                                                4,144,644
                                                                      ----------

       INDUSTRIAL  23.40%
--------------------------------------------------------------------------------
           BOOKS - PUBLISHING
           & PRINTING  1.15%
--------------------------------------------------------------------------------
250,000    GOLDEN BOOKS PUBLISHING CO,
           7.65%, 09/15/02                                               232,500
                                                                      ----------

           BROADCAST - MEDIA  1.92%
--------------------------------------------------------------------------------
400,000    Cox Communications Inc,
           7.625%, 06/15/25                                              386,362
                                                                      ----------

           CABLE & OTHER PAY
           TELEVISION SERVICES  3.10%
--------------------------------------------------------------------------------
500,000    Telecommunications Inc,
           8.00%, 08/01/05                                               501,207
125,000    US West Capital Funding
           6.95%, 01/15/37                                               123,236
                                                                      ----------
                                                                         624,443
                                                                      ----------

           DAIRY PRODUCTS  2.20%
--------------------------------------------------------------------------------
500,000    Borden Inc,
           7.875%, 02/15/23                                              442,193
                                                                      ----------

           MISCELLANEOUS CHEMICAL
           PRODUCTS  1.89%
--------------------------------------------------------------------------------
400,000    Lubrizol Corp,
           7.25%, 06/15/25                                               381,732
                                                                      ----------

           PERIODICALS - PUBLISHING OR
           PUBLISHING & PRINTING  4.10%
--------------------------------------------------------------------------------
750,000    Time Warner Inc,
           9.125%, 01/15/13                                              826,775

           PHARMACEUTICAL PREPARATIONS  1.68%
--------------------------------------------------------------------------------
$345,000   Bayer Corp,
           6.50%, 10/01/02(1)                                           $339,632
                                                                      ----------

           RETAIL - DEPARTMENT STORES  2.19%
--------------------------------------------------------------------------------
500,000    K Mart Corp,
           7.95%, 02/01/23                                               440,625
                                                                      ----------

           SEARCH, DETECTION, NAVIGATION
           & GUIDANCE, AERONAUTICAL SYSTEMS  2.51%
--------------------------------------------------------------------------------
250,000    Lockheed Martin Corp,
           7.79%, 06/15/08                                               258,655
260,000    Raytheon Co,
           6.50%, 07/15/05                                               247,882
                                                                      ----------
                                                                         506,537
                                                                      ----------

           SERVICES- MISCELLANEOUS,
           AMUSEMENT & RECREATION  2.66%
--------------------------------------------------------------------------------
550,000    Walt Disney Co,
           6.75%, 03/30/06                                               537,184
                                                                      ----------

TOTAL INDUSTRIAL
  (Cost $4,661,571)                                                    4,717,983
                                                                      ----------

       TRANSPORTATION  5.93%
--------------------------------------------------------------------------------
           AIR TRANSPORTATION - SCHEDULED  5.93%
--------------------------------------------------------------------------------
500,000    AMR Corp,
           10.00%, 04/15/21                                              598,341
335,698    Jet Equipment Trust Series 95-B,
           7.83%, 02/15/15(1)                                            343,492
236,157    United Airlines Pass-Through
           Certificates,9.02%, 04/19/12                                  253,184
                                                                       1,195,017
                                                                      ----------
TOTAL TRANSPORTATION
  (Cost $1,070,098)                                                    1,195,017
                                                                      ----------

       UTILITIES  2.67%
--------------------------------------------------------------------------------
           ELECTRIC & OTHER SERVICES
           COMBINED  2.67%
--------------------------------------------------------------------------------
550,000    Long Island Lighting Co,
           7.125%, 06/01/05                                              538,177
                                                                      ----------

TOTAL UTILITIES
  (Cost $538,657)                                                        538,177
                                                                      ----------

TOTAL CORPORATE BONDS
  (Cost $ 10,402,331)                                                 10,595,821
                                                                     -----------
       MORTGAGE-BACKED
       SECURITIES  4.03%
--------------------------------------------------------------------------------
$443,649   FHLMC GP#000336,
           6.00%, 10/01/24                                               411,925
402,913    FNMA  Pc#303845,
           7.00%, 5/01/11                                                401,306
                                                                      ----------
                                                                         813,231
                                                                      ----------

TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $807,599)                                                        813,231
                                                                     -----------

       U.S. GOVERNMENT
       TREASURIES  39.93%
--------------------------------------------------------------------------------
           U.S. Treasury Notes/Bonds  29.28%
--------------------------------------------------------------------------------
500,000    U.S. Treasury Note,
           7.00%, 07/15/06                                               510,469
           U.S. Treasury Bonds:
350,000      7.50%, 11/15/16                                             368,922
500,000      8.875%, 02/15/19                                            603,438
1,000,000    8.50%, 02/15/20                                           1,167,813
1,000,000    7.875%, 02/15/21                                          1,098,438
1,100,000    8.125%, 08/15/21                                          1,241,282
1,000,000    6.25%, 08/15/23                                             911,563
                                                                      ----------
                                                                       5,901,925
                                                                      ----------

           U.S. GOVERNMENT ZERO
           COUPON STRIPS  10.65%
--------------------------------------------------------------------------------
1,000,000  02/15/04                                                      646,198
4,000,000  08/15/11                                                    1,501,156
                                                                      ----------
                                                                       2,147,354
                                                                      ----------

TOTAL U.S. GOVERNMENT TREASURIES
  (Cost $7,698,739)                                                    8,049,279
                                                                      ----------

       MUTUAL FUNDS  1.79%
--------------------------------------------------------------------------------
358,840    Stagecoach Prime Money Market
           Fund Service Class                                            360,244
                                                                      ----------

TOTAL MUTUAL FUNDS
  (Cost $360,244)                                                        360,244
                                                                      ----------

TOTAL INVESTMENTS
  (Cost $19,268,913)                            98.31%                19,818,575
Other Assets
  in Excess of Liabilities                       1.69%                   341,677
                                            ------------------------------------
NET ASSETS                                     100.00%               $20,160,252
                                            ------------------------------------
                                            ------------------------------------

*See Note 1 of Notes to Financial Statements.
(1) Restricted Security - See Note 5 of Notes to Financial Statements.

WESTCORE COLORADO TAX-EXEMPT FUND
May 30, 1997                                          Bond Rating**

Face Amount                                           Moody's/S&P  Market Value*
-----------                                           -----------  -------------
       CERTIFICATES OF PARTICIPATION  5.03%
--------------------------------------------------------------------------------
$100,000 Colorado State Board of Agriculture
         Certificate of Participation CSU Research
         Foundation Master Lease Purchase
         Agreement, 6.45%, 11/01/01, Optional any
         time @ 100.00, MBIA                               Aaa/AAA      $104,198
 100,000 Lakewood, Jefferson County, Public Building
         Authority, Certificate of Participation, Lease
         Purchase Agreement 5.625%, 12/01/99,
         Optional any time @ 100.00, MBIA                  Aaa/AAA       102,421
 100,000 State of Colorado Certificate of Participation
         Master Lease Purchase Agreement 5.25%,
         11/01/99, Optional any time @ 100.00,
         AMBAC                                             Aaa/AAA       102,134
 250,000 State of Colorado Certificate of Participation
         Master Lease Purchase Agreement II, 5.10%
         11/01/06, Optional any time @100.00, MBIA         Aaa/AAA       252,035
 510,000 Weld County, Certificate of Participation
         Correctional Facilities,  Lease Purchase
         Agreement 5.35%, 08/01/10, Optional any
         time @ 100.00, MBIA                               Aaa/AAA       511,321

TOTAL CERTIFICATES OF PARTICIPATION
  (Cost $1,059,406)                                                    1,072,109
                                                                       ---------

       GENERAL OBLIGATION BONDS  62.02%
--------------------------------------------------------------------------------
         COUNTY/CITY/SPECIAL DISTRICT/
         SCHOOL DISTRICT  62.02%
--------------------------------------------------------------------------------
 100,000 Adams County School District 12, 7.25%,
         12/15/09, Prerefunded 12/15/99 @100.00              NR/A+       106,755
 500,000 Adams County School District 14, 5.30%,
         12/01/09, Optional 12/01/07 @ 101.00, FSA         Aaa/AAA       506,275
 100,000 Adams & Arapahoe Counties Joint School
         District 28J 5.75%, 12/01/06, MBIA                Aaa/AAA       106,162
 100,000 Adams & Arapahoe Counties School
         District 29J 5.40%, 12/01/09, Optional
         12/01/06 @ 100.00, MBIA                           Aaa/AAA       101,890
 250,000 Adams & Weld Counties School District 27J
         5.55% 12/01/09, Optional 12/01/06 @ 100.00,
         FGIC                                              Aaa/AAA       256,495
 125,000 Alamosa & Conejos Counties School District
         Re-11J 4.9%, 12/01/07, Optional 12/01/05
         @ 100.00, MBIA                                    Aaa/AAA       124,594
$100,000 Arapahoe County School District 1, 4.85%,
         11/01/04, FSA                                     Aaa/AAA       100,044
 100,000 Arapahoe County School District 2, 6.75%
         12/01/04, Prerefunded 12/01/99@101.00                A/NR       105,648
  25,000 Arapahoe County School District 2 6.75%
         12/01/04, Escrowed to Maturity                       A/NR        27,623
         Arapahoe County School District 5:
 250,000  5.25%, 12/15/04, Optional 12/15/03 @ 100.00       Aa2/AA       256,528
 250,000  5.50%, 12/15/06                                   Aa2/AA       261,513
 250,000 Arapahoe County School District 6, 5.50%,
         12/01/06                                            Aa/AA       261,480
 250,000 Archuleta & Hinsdale Counties Joint School
         District No. 50 JT 5.50%, 12/01/14, Optional
         12/01/06 @ 101.00, MBIA                           Aaa/AAA       249,993
 100,000 Basalt & Rural Fire Protection District, Eagle
         & Pitkin Counties, 5.20%, 12/01/15, Optional
         12/01/06 @ 100.00, AMBAC                          Aaa/AAA        97,108
 150,000 Boulder, Boulder County Library 7.30%,
         10/01/08, Prerefunded 10/01/98 @ 100.00           Aaa/AAA       156,227
 500,000 Boulder, Boulder County Parks 5.125%,
         12/15/09, Optional 12/15/06 @ 100.00               Aa1/AA       499,300
 250,000 Boulder & Gilpin Counties Valley School
         District Re-2, 5.55%, 12/01/03                     A1/AAA       261,218
         Boulder, Larimer, & Weld Counties, St. Vrain
         Valley School District Re-1J:
 100,000  5.50%, 12/15/04, Optional 12/15/02
          @ 101.00, MBIA                                   Aaa/AAA       103,989
175,000   5.80%, 12/15/07, Optional  12/15/02
          @ 101.00, MBIA                                   Aaa/AAA       183,549
 100,000  6.00%, 12/15/10, Optional  12/15/02
          @ 101.00, MBIA                                   Aaa/AAA       104,410
 205,000 Brighton, Adams County 6.625%, 12/01/11,
         Prerefunded 12/01/01 @ 101.00, MBIA               Aaa/AAA       223,643
 100,000 Carbondale & Rural Fire Protection
         District, Garfield, Gunnison, & Pitkin
         Counties, 5.20%, 12/01/10, Optional
         12/01/04 @ 101.00, AMBAC                          Aaa/AAA        99,615
 150,000 Chaffee County School District R-31,
          5.10%, 12/01/09, Optional 12/01/06
          @ 100.00, FSA                                    Aaa/AAA       149,451

$125,000 Colorado Springs, El Paso County 6.60%,
         09/01/00, Prerefunded 09/01/99 @ 100.00            NR/AAA      $131,100
 250,000 Clear Creek County School District Re-1,
          5.40%, 12/01/11, Optional 12/01/05
          @ 100.00, MBIA                                   Aaa/AAA       251,590
         Douglas & Elbert Counties
         School District Re-1:
 250,000  5.75%, 12/15/05, Optional  12/15/01
          @ 101.00, FGIC                                   Aaa/AAA       260,938
 250,000  6.15%, 12/15/08, Optional  12/15/04
          @ 101.00, MBIA                                   Aaa/AAA       268,942
         Eagle, Garfield & Routt Counties School
         District Re 50J:
 125,000  6.60%, 12/01/99, Prerefunded 12/01/98,
          @ 100.00, FGIC                                   Aaa/AAA       129,515
  85,000  5.60%, 12/01/01, FGIC                            Aaa/AAA        88,666
 200,000  5.75%, 12/01/03, Optional  12/01/02
          @ 100.00, FGIC                                   Aaa/AAA       209,684
 125,000 El Paso County School District 3, 6.20%,
         12/15/00, Optional 12/15/98 @ 101.00,
         MBIA                                              Aaa/AAA       129,429
  80,000 El Paso County School District 12 ,
         5.90%, 9/15/04                                     Aa1/NR        85,404
 500,000 El Paso County School District 11 5.50%,
         12/01/14, Optional 12/01/07 @ 103.00               Aa/AA-       500,000
 125,000 El Paso County School District 49 6.75%,
         12/01/04, Optional 12/01/00
         @ 100.00, MBIA                                    Aaa/AAA       133,520
 200,000 Fort Collins, Larimer County 5.55%,
         12/01/03, Optional 12/01/02 @ 101.00                Aa/AA       208,520
 125,000 Fruita, Mesa County, 6.40%, 10/01/00,
         Optional 10/01/97 @ 100.00, AMBAC                 Aaa/AAA       126,139
 250,000 Garfield, Pitkin & Eagle Counties Roaring
         Fork School District Re-1, 6.60%, 12/15/14,
         Prerefunded 06/15/04 @ 101.00, MBIA               Aaa/AAA       278,403
 625,000 Goldsmith Metropolitan District Arapahoe
         & Denver Counties, 6.50%, 12/01/03,
         Optional 12/01/99 @ 101.00, MBIA                  Aaa/AAA       661,850
         Jefferson County School District R-1:
 100,000  5.10%, 12/15/99, AMBAC                           Aaa/AAA       102,025
 100,000  5.75%, 12/15/03, Optional 12/15/02 @
          101.00, AMBAC                                    Aaa/AAA       105,622
 500,000  5.90%, 12/15/04, Optional 12/15/02 @
          101.00, AMBAC                                    Aaa/AAA       529,565
 250,000 La Plata County School District 9-R, 5.25%,
         11/01/05, MBIA                                    Aaa/AAA       256,313
 125,000 Larimer County Poudre School District R-1,
         7.00%, 12/15/08, Prerefunded 12/15/01
         @ 101.00                                            NR/NR       137,805
$500,000 Larimer, Weld, & Boulder Counties
         Thompson School District R2-J 5.40%,
         12/15/13, Optional 6/15/07 @ 101.00, FGIC         Aaa/AAA       499,335
 100,000 Longmont, Boulder County 5.15%,
         09/01/99, MBIA                                    Aaa/AAA       101,718
 500,000 Mesa County Valley School District 51,
         5.40%, 12/01/12, Optional 12/01/06
         @ 101.00, MBIA                                    Aaa/AAA       501,510
 105,000 Morgan County School District Re-3 6.45%,
         12/01/98, Escrowed to Maturity                       A/NR       108,519
 250,000 Northglenn, Adams County Water
         5.50%, 12/01/06, Optional 12/01/04
         @ 101.00,  FSA                                    Aaa/AAA       261,223
 100,000 Otero County, East Otero School District
         R-1 5.05%, 12/15/09, Optional 12/15/05
         @ 100.00, FSA                                     Aaa/AAA        99,172
 100,000 Pitkin County School District Re-1, 5.50%,
         11/15/00, AMBAC                                   Aaa/AAA       103,109
 125,000 Poudre Valley Hospital District, Larimer
         County 6.80%, 11/15/02, Prerefunded
         11/15/98 @ 101.00                                  NR/AAA       130,924
         Pueblo, Pueblo County Limited Tax:
 200,000  5.80%, 06/01/11, Optional 06/01/06 @
          100.00, MBIA                                     Aaa/AAA       206,306
 250,000  6.00%, 06/01/16, Optional  06/01/06 @
          100.00, MBIA                                     Aaa/AAA       259,860
 150,000 Rio Grande County School District C-8,
         5.35%, 11/15/11, Optional 11/15/05
         @ 100, FSA                                        Aaa/AAA       149,877
  75,000 Routt County School District Re-2, 5.00%,
         12/01/05, Optional 12/01/03 @ 100.00, FGIC        Aaa/AAA        75,247
 250,000 San Miguel County School District R-1,
         5.50%, 12/01/12, Optional 12/01/05 @
         101.00, MBIA                                      Aaa/AAA       251,285
         Thornton, Adams County Water:
  25,000  7.40%, 12/01/98, FGIC                            Aaa/AAA        26,191
 125,000  5.75%, 12/01/04, Optional 12/01/02
          @ 101.00, FGIC                                   Aaa/AAA       131,708
 250,000  6.00%, 12/01/05, Optional 12/01/02
          @ 101.00, FGIC                                   Aaa/AAA       265,785
 135,000 Three Lakes Water & Sanitation District,
         Grand County Limited Tax, 6.00%, 06/01/00
         Optional 06/01/97 @ 101.00, MBIA                  Aaa/AAA       137,892

Face Amount                                         Moody's/S&P   Market Value*
-----------                                         -----------   -------------
         Weld County School District 6:
$250,000 5.50%, 12/01/06                                    Aa/AA-   $261,480
 250,000 5.20%, 12/01/10, Optional  12/01/07
         @ 101.00                                           Aa/AA-    248,898
 150,000 Weld County School District, Re-4, 5.30%,
         12/01/10, Optional 12/01/05 @ 100.00, MBIA        Aaa/AAA    150,510
 100,000 Willows Water District,
         Arapahoe County, 6.40%, 12/01/98,
         Optional 06/01/97 @ 100.00, MBIA                  Aaa/AAA    100,197
 100,000 Woodland Park, Teller County, 6.30%,
         07/01/08, Optional 07/01/00 @ 101.00, FGIC        Aaa/AAA    105,526
 125,000 Woodmoor Water & Sanitation District 1
         El Paso County, 6.20%, 12/01/00, Optional
         06/01/97 @ 100.00 MBIA                            Aaa/AAA    125,008
                                                                   ----------

    TOTAL GENERAL OBLIGATION BONDS
      (Cost $12,977,801)                                           13,239,820
                                                                   ----------

    REVENUE BONDS    30.21%
--------------------------------------------------------------------------------
         EDUCATION  2.16%
--------------------------------------------------------------------------------
100,000  State of Colorado Department of Higher
         Education by State Board for Community
         Colleges & Occupational Education, 5.20%,
         11/01/03, Optional 11/01/02 @ 100.00,
         AMBAC                                             Aaa/AAA    101,933
100,000  University of Colorado Board of Regents
         Auxiliary Facilities, 6.50%, 06/01/01,
         Prerefunded 06/01/00 @ 101.00                       A1/NR    106,347
250,000  University of Northern Colorado Board of
         Trustees, Auxiliary Facilities System
         Improvement 5.00%, 06/01/03, MBIA                 Aaa/AAA    252,710
                                                                   ----------
                                                                      460,990
                                                                   ----------

         PUBLIC FACILITIES  1.01%
--------------------------------------------------------------------------------
200,000  Denver Metropolitan Major League
         Baseball Stadium District Sales Tax,
         6.25%, 10/01/02, Prerefunded 10/01/01
         @ 101.00, FGIC                                    Aaa/AAA    214,710
                                                                   ----------

         SPECIAL TAX  10.67%
--------------------------------------------------------------------------------
500,000  Boulder County Sales & Use Tax, 5.75%,
         12/15/04, FGIC                                    Aaa/AAA    530,070

Face Amount                                         Moody's/S&P   Market Value*
-----------                                         -----------   -------------
$250,000 Boulder Urban Renewal Authority Tax
         Increment, 6.00% 03/01/02, Optional
         03/01/00 @ 101.00, MBIA                           Aaa/AAA   $260,940
250,000  Breckenridge, Summit County Excise Tax,
         5.20% 12/01/01, Optional 12/01/00
         @ 101.00, MBIA                                    Aaa/AAA    256,753
200,000  Castle Rock, Douglas County Sales &
         Use Tax 5.25%, 06/01/06, FSA                      Aaa/AAA    205,192
100,000  Commerce City, Adams County Sales &
         Use Tax, 5.375%, 08/01/07, Optional
         08/01/03 @ 101.00, MBIA                           Aaa/AAA    102,888
250,000  Douglas County Sales & Use Tax, 5.25%,
         10/15/07, Optional 10/15/06 @ 100.00,
         MBIA                                              Aaa/AAA    255,368
500,000  Fort Collins, Larimer County Sales &
         Use Tax, 4.90% 06/01/01, FGIC                     Aaa/AAA    505,610
150,000  Lafayette,  Boulder County, Sales &
         Use Tax, 6.40%, 11/15/04, Prerefunded
         11/15/01 @ 100.00, AMBAC                          Aaa/AAA    161,519
                                                                   ----------
                                                                    2,278,340
                                                                   ----------

         TRANSPORTATION  1.64%
--------------------------------------------------------------------------------
250,000  Colorado Springs, El Paso County Airport
         System 5.10%, 01/01/10, Optional 01/01/06
         @ 101.00, MBIA                                    Aaa/AAA   246,793
100,000  Regional Transportation District RTD
         Sales Tax 7.00%, 11/01/98, FGIC                   Aaa/AAA   104,100
                                                                   ----------
                                                                     350,893

         UTILITY  14.73%
--------------------------------------------------------------------------------
75,000   Boulder, Boulder County Water & Sewer
         5.75%, 12/01/06, Optional 12/01/02
         @ 100.00                                            Aa/AA     77,932
500,000  5.50%, 12/01/11, Optional 12/01/06
         @ 100.00                                            Aa/AA    507,015
250,000  Central Weld County Water District, 5.25%,
         12/01/05, Optional 12/01/03 @ 100.00, MBIA        Aaa/AAA    255,660
         Colorado Springs, El Paso County Utilities
         Systems:
100,000  6.40%, 11/15/02, Optional 11/15/01 @ 102.00         Aa/AA    108,348
250,000  5.75%, 11/15/10, Optional  11/15/06 @ 100           Aa/AA    259,218

Face Amount                                         Moody's/S&P   Market Value*
-----------                                         -----------   -------------
$250,000 Fort Collins, Larimer County Wastewater
         Utility Enterprise Sewer, 5.375%, 12/01/09,
         Optional 12/01/05 @ 100.00, FGIC                  Aaa/AAA   $252,633
100,000  Lafayette, Boulder County
         Sewer, 4.95%, 09/01/05, FGIC                      Aaa/AAA    100,734
         Municipal Subdistrict, Northern Colorado
         Water Conservancy District:
500,000  5.85%, 12/01/02, AMBAC                            Aaa/AAA    529,585
70,000   6.00%, 12/01/15, Optional any time @ 100.00         A1/A+     70,110
         Platte River Power Authority:
100,000  5.75%, 06/01/04 Optional 06/01/02 @ 102             Aa/A+    105,290
400,000  5.75%, 06/01/04, MBIA                             Aaa/AAA    421,404
         Ute Water Conservancy District, Mesa
         County:
50,000   7.60%, 06/15/01, Prerefunded
         06/15/97 @ 100.00                                 Aaa/AAA     50,079
300,000  4.80%, 6/15/02, MBIA                              Aaa/AAA    300,792
100,000  Westminster, Adams County Water &
         Wastewater Utility Enterprise 6.25%,
         12/01/14, Optional 12/01/04 @ 100.00, AMBAC                  106,009
                                                                   ----------
                                                                    3,144,809
                                                                   ----------

TOTAL REVENUE BONDS
 (Cost $6,311,809)                                                  6,449,742
                                                                   ----------

Shares
      MUTUAL FUNDS  1.97%
--------------------------------------------------------------------------------
419,918  Provident Institutional
         Municipal Money Market Fund                                  421,044
                                                                   ----------

TOTAL MUTUAL FUNDS
 (Cost $421,044)                                                      421,044
                                                                   ----------

TOTAL INVESTMENTS
 (Cost $20,770,060)                                   99.23%      $21,182,715
 Other Assets in Excess of Liabilities                 0.77%          164,944
                                                     ------------------------
NET ASSETS                                           100.00%      $21,347,659
                                                     ------------------------
                                                     ------------------------

*See Note 1 of Notes to Financial Statements.
**Unaudited.


STATEMENT OF OPERATIONS      WESTCORE FUNDS ANNUAL REPORT                   MAY 30, 1997
----------------------------------------------------------------------------------------


                                              Westcore       Westcore      Westcore       Westcore
                                                MIDCO          Blue       Small-Cap        Growth
                                               Growth          Chip      Opportunity     and Income
                                                Fund           Fund          Fund           Fund
                                            ----------     ----------    -----------     ----------
INVESTMENT INCOME
Dividends                                   $1,347,931     $1,251,761       $335,661       $323,246
Interest                                     1,211,985         94,982        102,937        100,980
----------------------------------------------------------------------------------------------------
Total Income                                 2,559,916      1,346,743        438,598        424,226
----------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fee                      3,834,365        402,063        311,530        145,076
Administrative fee                           1,769,707        185,539         93,440         66,958
Transfer agency                                410,189         50,717         27,789         59,939
Fund accounting                                177,787         26,107         31,502         31,259
Legal                                          202,740         19,890         13,378          5,484
Printing                                       109,059         11,004          4,073          4,205
Registration                                    75,967         16,590         12,578         16,894
Audit                                           21,535         10,265          7,040         10,014
Custodian                                       62,738         11,901          6,699          5,803
Amortization of organization costs                   0              0         17,665              0
Insurance                                       41,042          4,188          1,439          1,627
Trustee fee                                     57,651          6,098          2,762          2,368
Other                                                0          3,456              0              0
----------------------------------------------------------------------------------------------------
Total Expenses                               6,762,780        747,818        529,895        349,627
Expenses waived by:
    Investment advisor                               0        (26,418)      (114,504)       (82,796)
    Custodian                                  (44,673)        (8,072)        (3,722)        (3,097)
    Administrator                                    0         (2,179)        (6,753)        (6,818)
----------------------------------------------------------------------------------------------------
Net Expenses                                 6,718,107        711,149        404,916        256,916
----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME
    (LOSS)                                  (4,158,191)       635,594         33,682        167,310
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment
    transactions                            86,766,854      9,990,055      4,083,766      2,659,580

Unrealized appreciation (depreciation)
    of investments:
    Beginning of period                    224,240,350     16,896,111      5,147,444      5,137,283
    End of period                          171,123,027     19,775,761      6,366,962      6,214,031
----------------------------------------------------------------------------------------------------
Net change in unrealized
    appreciation (depreciation)            (53,117,323)     2,879,650      1,219,518      1,076,748
----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                         33,649,531     12,869,705      5,303,284      3,736,328
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $29,491,340    $13,505,299     $5,336,966     $3,903,638
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


                                            Westcore         Westcore      Westcore
                                         Intermediate-      Long-Term      Colorado
                                           Term Bond           Bond       Tax-Exempt
                                              Fund             Fund          Fund
                                         -------------      ---------     ----------
INVESTMENT INCOME
Dividends                                           $0             $0             $0
Interest                                     4,862,184      1,706,068        935,398
-------------------------------------------------------------------------------------
Total Income                                 4,862,184      1,706,068        935,398
-------------------------------------------------------------------------------------
EXPENSES
Investment advisory fee                        328,181        104,809         89,049
Administrative fee                             218,788         69,779         53,392
Transfer agency                                 39,002         15,897          7,560
Fund accounting                                 35,116         33,143         40,755
Legal                                           21,010          5,588          8,784
Printing                                        13,254          4,206          2,308
Registration                                    16,599         14,868          1,167
Audit                                           13,649          9,134          6,837
Custodian                                       13,400          4,917          3,593
Amortization of organization costs                   0              0              0
Insurance                                        5,432          1,647            857
Trustee fee                                      7,611          2,690          1,716
Other                                                0            763            240
-------------------------------------------------------------------------------------
Total Expenses                                 712,042        267,441        216,258
Expenses waived by:
    Investment advisor                         (74,356)       (39,100)       (89,049)
    Custodian                                   (9,822)        (3,233)        (2,171)
    Administrator                               (7,950)        (4,181)       (36,072)
-------------------------------------------------------------------------------------
Net Expenses                                   619,914        220,927         88,966
-------------------------------------------------------------------------------------

NET INVESTMENT INCOME
    (LOSS)                                   4,242,270      1,485,141        846,432
-------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment
    transactions                                18,937        250,648        (21,758)

Unrealized appreciation (depreciation)
    of investments:
    Beginning of period                       (930,828)       127,456        155,686
    End of period                              189,705        549,662        412,655
-------------------------------------------------------------------------------------
Net change in unrealized
    appreciation (depreciation)              1,120,533        422,206        256,969
-------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                          1,139,470        672,854        235,211
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $5,381,740     $2,157,995     $1,081,643
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------



STATEMENT OF CHANGES IN NET ASSETS                      WESTCORE FUNDS ANNUAL REPORT                        MAY 30, 1997
------------------------------------------------------------------------------------------------------------------------

                                                                                           WESTCORE MIDCO GROWTH FUND
                                                                                         -------------------------------
                                                                                                 For the Year Ended
                                                                                         -------------------------------
FROM INVESTMENT ACTIVITIES                                                                May 30, 1997      May 31, 1996
                                                                                         --------------    -------------
Net investment loss                                                                      $(4,158,191)       $(2,264,013)
Net realized gain on investments                                                          86,766,854         53,405,690
Net unrealized (depreciation) appreciation                                               (53,117,323)       126,272,343
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      29,491,340        177,414,020
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain on investments
    Institutional class                                                                  (80,255,692)       (19,218,923)
    Retail class                                                                                   0                  0
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                                  (50,764,352)       158,195,097
------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net (decrease) increase in net assets derived from institutional class beneficial
 interest transactions - Note 2                                                          (15,717,694)       101,245,432
Net decrease in net assets derived from retail class beneficial interest
 transactions - Note 2                                                                             0        (30,387,017)
NET (DECREASE) INCREASE IN NET ASSETS                                                    (66,482,046)       229,053,512

NET ASSETS:
Beginning of period                                                                      656,489,726        427,436,214
------------------------------------------------------------------------------------------------------------------------
End of period (including overdistributed net investment income of ($7,288,835)
 and ($3,130,644), respectively)                                                        $590,007,680       $656,489,726
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                                                                                             WESTCORE BLUE CHIP FUND
                                                                                         -------------------------------
                                                                                                For the Year Ended
                                                                                         -------------------------------
FROM INVESTMENT ACTIVITIES                                                                May 30, 1997      May 31, 1996
                                                                                         ---------------  --------------
Net investment income                                                                       $635,594           $934,337
Net realized gain on investments                                                           9,990,055          8,541,198
Net unrealized appreciation                                                                2,879,650          6,772,530
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      13,505,299         16,248,065
------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                                        (783,962)          (976,769)
Distributions to shareholders from net realized gain on investments                       (9,187,213)        (4,826,591)
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                                    3,534,124         10,444,705
------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                                               20,944,535         17,435,317
Shares issued in reinvestment of dividends                                                 8,612,339          5,209,936
------------------------------------------------------------------------------------------------------------------------
                                                                                          29,556,874         22,645,253
Shares redeemed                                                                          (34,926,271)       (17,349,667)
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from beneficial interest transactions                        (5,369,397)         5,295,586
------------------------------------------------------------------------------------------------------------------------
NET (DECREASE) INCREASE IN NET ASSETS                                                     (1,835,273)        15,740,291

NET ASSETS:
Beginning of period                                                                       68,285,572         52,545,281
------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $36,046
 and $184,414, respectively)                                                             $66,450,299        $68,285,572
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

see notes to financial statements


                                                                                      WESTCORE SMALL-CAP OPPORTUNITY FUND
                                                                                      -----------------------------------
                                                                                              For the Year Ended
                                                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES                                                              May 30, 1997       May 31, 1996
                                                                                      -----------------   ---------------
Net investment income                                                                        $33,682            $40,704
Net realized gain on investments                                                           4,083,766          1,021,344
Net unrealized appreciation                                                                1,219,518          4,453,584
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       5,336,966          5,515,632
------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income
    Institutional class                                                                      (25,495)           (48,100)
    Retail class                                                                                   0               (895)
Distributions to shareholders from net realized gain on investments
    Institutional class                                                                   (1,366,828)          (421,504)
    Retail class                                                                                   0                  0
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                                    3,944,643          5,045,133
------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets derived from institutional class beneficial interest
 transactions - Note 2                                                                     8,066,018          9,334,752
Net decrease in net assets derived from retail class beneficial interest
 transactions - Note 2                                                                             0         (1,065,766)


NET INCREASE IN NET ASSETS                                                                12,010,661         13,314,119

NET ASSETS:
Beginning of period                                                                       23,951,012         10,636,893
------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $8,665
 and $478, respectively)                                                                 $35,961,673        $23,951,012
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                                                                         WESTCORE GROWTH AND INCOME FUND
                                                                                         -------------------------------
                                                                                                For the Year Ended
                                                                                         -------------------------------
FROM INVESTMENT ACTIVITIES                                                                 May 30, 1997    May 31, 1996
                                                                                         ----------------  -------------
Net investment income                                                                       $167,310           $370,186
Net realized gain on investments                                                           2,659,580          3,440,453
Net unrealized appreciation                                                                1,076,748          2,696,285
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       3,903,638          6,506,924
------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income
    Institutional class                                                                     (202,251)          (518,985)
    Retail class                                                                                   0            (21,581)
Distributions to shareholders from net realized gain on investments
    Institutional class                                                                   (2,273,847)        (1,458,171)
    Retail class                                                                                   0                  0
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                                    1,427,540          4,508,187
------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets derived from institutional class beneficial interest
 transactions - Note 2                                                                    (6,090,046)        (5,892,042)
Net decrease in net assets derived from retail class beneficial interest
 transactions - Note 2                                                                             0         (4,128,687)

NET DECREASE IN NET ASSETS                                                                (4,662,506)        (5,512,542)

NET ASSETS:
Beginning of period                                                                       25,387,403         30,899,945
------------------------------------------------------------------------------------------------------------------------
End of period (including overdistributed net investment income of ($178,897)
 and ($143,956), respectively)                                                           $20,724,897        $25,387,403
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

see notes to financial statements


                                                                                      WESTCORE INTERMEDIATE-TERM BOND FUND
                                                                                      ------------------------------------
                                                                                                For the Year Ended
                                                                                      ------------------------------------
FROM INVESTMENT ACTIVITIES                                                              May 30, 1997       May 31, 1996
                                                                                      -----------------  -----------------
Net investment income                                                                     $4,242,270         $5,255,183
Net realized gain on investments                                                              18,937            849,471
Net unrealized appreciation (depreciation)                                                 1,120,533         (2,091,659)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       5,381,740          4,012,995
------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income
    Institutional class                                                                   (4,283,756)        (5,220,333)
    Retail class                                                                                   0            (52,026)
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                                    1,097,984         (1,259,364)
------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets derived from institutional class beneficial interest
 transactions - Note 2                                                                   (20,968,081)       (13,314,494)
Net decrease in net assets derived from retail class beneficial interest
 transactions - Note 2                                                                             0         (2,577,091)

NET DECREASE IN NET ASSETS                                                               (19,870,097)       (17,150,949)

NET ASSETS:
Beginning of period                                                                       83,038,636        100,189,585
------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $43,794
 and $85,280, respectively)                                                              $63,168,539        $83,038,636
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                                                                          WESTCORE LONG-TERM BOND FUND
                                                                                      ------------------------------------
                                                                                               For the Year Ended
                                                                                      ------------------------------------
FROM INVESTMENT ACTIVITIES                                                              May 30, 1997       May 31, 1996
                                                                                      -----------------  -----------------
Net investment income                                                                     $1,485,141         $1,824,654
Net realized gain on investments                                                             250,648            810,714
Net unrealized appreciation  (depreciation)                                                  422,206         (1,392,287)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       2,157,995          1,243,081
------------------------------------------------------------------------------------------------------------------------

Dividends to shareholders from net investment income                                      (1,495,971)        (1,851,721)
Distributions to shareholders from net realized gain on investments                         (397,663)                 0
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                                      264,361           (608,640)
------------------------------------------------------------------------------------------------------------------------

FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                                                3,753,882          6,252,499
Shares issued in reinvestment of dividends                                                 1,747,726          1,672,703
------------------------------------------------------------------------------------------------------------------------
                                                                                           5,501,608          7,925,202
Shares redeemed                                                                          (10,675,976)       (15,686,515)
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from beneficial interest transactions                        (5,174,368)        (7,761,313)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                                                                (4,910,007)        (8,369,953)

NET ASSETS:
Beginning of period                                                                       25,070,259         33,440,212
------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $18,521
 and $29,351, respectively)                                                              $20,160,252        $25,070,259
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

see notes to financial statements


                                                                                        WESTCORE COLORADO TAX-EXEMPT FUND
                                                                                      ------------------------------------
                                                                                               For the Year Ended
                                                                                      ------------------------------------
FROM INVESTMENT ACTIVITIES                                                              May 30, 1997       May 31, 1996
                                                                                      -----------------  -----------------
Net investment income                                                                       $846,432           $553,534
Net realized loss on investments                                                             (21,758)            (7,226)
Net unrealized appreciation (depreciation)                                                   256,969           (139,747)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       1,081,643            406,561
------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                                        (842,088)          (540,156)
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                                      239,555           (133,595)
------------------------------------------------------------------------------------------------------------------------

FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                                                8,514,677          3,597,527
Shares issued in reinvestment of dividends                                                   613,448            347,227
------------------------------------------------------------------------------------------------------------------------
                                                                                           9,128,125          3,944,754
Shares redeemed                                                                           (1,941,761)          (681,115)
------------------------------------------------------------------------------------------------------------------------
Change in net assets derived from beneficial interest transactions                         7,186,364          3,263,639
------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                                 7,425,919          3,130,044

NET ASSETS:
Beginning of period                                                                       13,921,740         10,791,696
------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $16,069 and
 $11,725, respectively)                                                                  $21,347,659        $13,921,740
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


see notes to financial statements

FINANCIAL HIGHLIGHTS          WESTCORE FUNDS ANNUAL REPORT          MAY 30, 1997
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest                     WESTCORE MIDCO GROWTH FUND
outstanding throughout the periods indicated:       -------------------------------------------------------------------------------
                                                                      Institutional Shares                      Retail Shares
                                                    --------------------------------------------------  ---------------------------
                                                       For the                   For the                           For the
                                                    Period Ended              Period Ended                      Period Ended
                                                       May 30,                    May 31,                           May 31
                                                    ------------ -------------------------------------  ---------------------------
                                                        1997      1996      1995      1994      1993    1996**      1995     1994*
                                                    ------------ --------  --------  --------  -------  --------   --------  ------

Net asset value - beginning of period                 $22.90    $17.12    $16.09    $15.79    $14.38    $17.10    $16.10     $17.33
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                           (0.15)    (0.08)     0.00      0.00      0.04     (0.01)    (0.03)     (0.01)
Net realized and unrealized gain (loss) on investments  1.19      6.58      1.56      1.34      2.48      3.12      1.56      (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations          1.04      6.50      1.56      1.34      2.52      3.11      1.53      (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain on investments    (3.02)    (0.72)    (0.53)    (1.03)    (1.11)    (0.00)    (0.53)     (1.02)
Return of Capital                                      (0.00)    (0.00)    (0.00)    (0.01)    (0.00)    (0.00)    (0.00)     (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions and return of
 capital to shareholders                               (3.02)    (0.72)    (0.53)    (1.04)    (1.11)    (0.00)    (0.53)     (1.03)

Net asset value - end of period                       $20.92    $22.90    $17.12    $16.09    $15.79    $20.21    $17.10     $16.10
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Total return                                            5.27%    38.62%    10.05%     8.37%    18.04%    18.19%     9.78% (1.88%)(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)                     $590,008  $656,490  $401,760  $335,453  $231,595   $30,827   $25,677    $16,309
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets                1.14%     1.08%     0.94%     0.84%     0.83%   1.16%(3)    1.19%    1.10%(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                                (0.70%)   (0.42%)   (0.03%)   (0.09%)    0.04% (0.24%)(3)   (0.28%) (0.37%)(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 without fee waivers                                   1.14%     1.10%     0.96%     0.87%     0.85%   1.17%(3)    1.21%    1.13%(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets without fee waivers            (0.71%)   (0.44%)   (0.05%)   (0.12%)    0.02% (0.26%)(3)   (0.30%) (0.40%)(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (1)                           60.78%    62.83%    50.19%    52.05%    56.23%    62.83%     50.19     52.05%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate (2)                           $.0466         -         -         -         -         -         -          -
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 30, 1997 were $347,732,853 and $434,312,060, respectively.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(3) Annualized.
*For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

Selected data for a share of beneficial interest outstanding throughout the periods indicated:


                                                                                          WESTCORE BLUE CHIP FUND
                                                    ---------------------------------------------------------------
                                                     For the Year Ended               For the Year Ended
                                                           May 30,                          May 31,
                                                    ---------------------  ----------------------------------------

                                                        1997                1996      1995      1994      1993
                                                    ---------------------  --------  --------  --------  ----------
Net asset value - beginning of period                 $17.41              $14.70    $12.70    $13.87    $13.35
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                   0.19               0.25       0.23      0.40      0.34

Net realized and unrealized gain on investments         3.65               4.03       2.12      0.04      1.13
-------------------------------------------------------------------------------------------------------------------
Total income from investment operations                 3.84               4.28       2.35      0.44      1.47
-------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                   (0.22)              (0.27)    (0.16)    (0.43)    (0.21)

Distributions from net realized gain on investments    (2.88)              (1.30)    (0.19)    (1.18)    (0.74)
-------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders      (3.10)              (1.57)    (0.35)    (1.61)    (0.95)
-------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                       $18.15              $17.41    $14.70    $12.70    $13.87
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Total return                                           24.28%              30.48%    19.03%     3.12%    11.62%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)                      $66,450             $68,286   $52,545   $36,674   $28,176
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets                 1.15%               1.10%     1.01%     1.06%     0.99%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to
 average net assets                                     1.02%               1.52%     1.78%     2.30%     2.37%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net
 assets without fee waivers                             1.21%               1.25%     1.06%     1.09%     1.02%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to
 average net assets without fee waivers                 0.97%               1.38%     1.73%     2.27%     2.34%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (1)                            43.47%              65.11%    61.72%    41.32%    85.53%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Average commission rate (2)                            $.0498                   -         -         -         -
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 30, 1997 were $26,079,205 and $39,904,808, respectively.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


Selected data for a share of beneficial interest                    WESTCORE SMALL-CAP OPPORTUNITY FUND
outstanding throughout the periods indicated:       ------------------------------------------------------------------------
                                                                      Institutional Shares                 Retail Shares
                                                    ---------------------------------------------------  -------------------
                                                       For the                   For the                      For the
                                                    Period Ended              Period Ended                 Period Ended
                                                       May 30,                    May 31,                      May 31
                                                    ------------ ----------------------------  -------------------------------
                                                        1997      1996      1995      1994    1996**      1995     1994*
                                                    ------------ --------  --------  --------  --------  --------  -----------
Net asset value - beginning of period                 $21.35    $15.95    $14.97    $15.00    $15.95    $14.96    $15.00
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS

Net investment income                                   0.03      0.04      0.09      0.05      0.01      0.06      0.03

Net realized and unrealized gain (loss) on investments  3.37      5.86      1.11     (0.05)     2.25      1.11     (0.04)
------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from investment operations          3.40      5.90      1.20      0.00      2.26      1.17     (0.01)
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                   (0.02)    (0.06)    (0.10)    (0.03)    (0.02)    (0.06)    (0.03)

Distributions from net realized gain on investments    (0.86)    (0.44)    (0.12)     0.00      0.00     (0.12)     0.00
------------------------------------------------------------------------------------------------------------------------------

Total dividends and distributions to shareholders      (0.88)    (0.50)    (0.22)    (0.03)    (0.02)    (0.18)    (0.03)
------------------------------------------------------------------------------------------------------------------------------

Net asset value - end of period                       $23.87    $21.35    $15.95    $14.97    $18.19    $15.95    $14.96
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Total return                                           16.28%    37.49%     8.15%    (0.07%) (3)14.14%    7.96%    (0.22%)(3)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000)                       $35,962   $23,951    $9,703    $2,159    $1,072      $934      $497
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets                 1.30%     1.30%     1.27%     1.38%(3)  1.48%(3)  1.51%     1.63%(3)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average net assets    0.11%     0.24%     0.61%     1.00%(3)  0.16%(3)  0.37%     0.64%(3)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets
 without fee waivers                                    1.69%     2.20%     2.77%     6.56%(3)  2.53%(3)  3.10%     6.81%(3)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
 without fee waivers                                   (0.28%)   (0.67%)   (0.89%)  (4.18%)(3) (0.89%)(3)(1.22%)   (4.54%)(3)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (1)                            77.73%    47.83%    59.17%    64.31%(3)  47.83%   59.17%    64.31%(3)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Average commission rate (2)                             $.0480       -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 30, 1997 were $28,693,734 and $22,739,283, respectively.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(3) Annualized
* For the period December 28, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.


Selected data for a share of beneficial interest                    WESTCORE GROWTH AND INCOME FUND
outstanding throughout the periods indicated:       -------------------------------------------------------------------------------
                                                                      Institutional Shares                      Retail Shares
                                                    --------------------------------------------------  ---------------------------
                                                       For the                    For the                           For the
                                                     Year Ended                 Year Ended                        Period Ended
                                                       May 30,                    May 31,                           May 31,
                                                    ------------ -------------------------------------  ---------------------------
                                                       1997      1996      1995      1994      1993    1996**      1995     1994*
                                                    ------------ --------  --------  --------  -------  --------   --------  ------

Net asset value - beginning of period:               $12.32    $10.50    $10.62    $11.51    $10.99    $10.51    $10.63    $11.65
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS

Net investment income                                  0.07      0.15      0.20      0.51      0.32      0.05      0.19      0.15

Net realized and unrealized gain (loss) on investments 2.19      2.57      0.15    (0.30)      0.68      0.72      0.14     (0.45)
-----------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from investment operations         2.26      2.72      0.35      0.21      1.00      0.77      0.33     (0.30)
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                 (0.11)    (0.24)    (0.21)    (0.54)    (0.20)    (0.06)    (0.19)     (0.16)

Distributions from net realized gain on investments  (1.44)    (0.66)    (0.26)    (0.56)    (0.28)      0.00    (0.26)     (0.56)
-----------------------------------------------------------------------------------------------------------------------------------

Total dividends and distributions to shareholders    (1.55)    (0.90)    (0.47)    (1.10)    (0.48)    (0.06)    (0.45)     (0.72)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value - end of period                     $13.03    $12.32    $10.50    $10.62    $11.51    $11.22    $10.51     $10.63
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Total return                                         19.71%    27.25%     3.73%     1.71%     9.41%     7.35%     3.48%  (4.20%)(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000)                     $20,725   $25,387   $27,029   $42,644   $35,791    $3,921    $3,871    $4,026
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets               1.15%     1.22%     1.17%     1.03%     0.99%  1.58%(3)     1.41%    1.25%(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income
 to average net assets                                0.75%     1.34%     2.09%     4.45%     2.75%  1.40%(3)     1.86%    2.12%(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net
 assets without fee waivers                           1.56%     1.51%     1.22%     1.06%     1.03%  1.61%(3)     1.47%    1.27%(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



Ratio of net investment income
 to average net assets
 without fee waivers                                  0.33%     1.05%     2.04%     4.42%     2.71%  1.37%(3)     1.80%    2.09 (3)%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (1)                          39.80%    88.31%    81.14%    53.86%    61.24%    88.31%    81.14%  53.86%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Average commission rate (2)                          $.0491         -         -         -         -         -         -        -
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 30, 1997 were $8,605,246 and $15,958,644, respectively.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(3) Annualized
* For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.


Selected data for a share of beneficial interest                   WESTCORE INTERMEDIATE-TERM BOND FUND
outstanding throughout the periods indicated:       -------------------------------------------------------------------------------
                                                                      Institutional Shares                      Retail Shares
                                                    --------------------------------------------------  ---------------------------
                                                       For the                   For the                           For the
                                                     Year Ended                Year Ended                        Year Ended
                                                       May 30,                    May 31,                           May 31,
                                                    ------------ -------------------------------------  ---------------------------
                                                       1997      1996      1995      1994      1993    1996**      1995     1994*
                                                    ------------ --------  --------  --------  -------  --------   --------  ------

Net asset value - beginning of period               $10.10    $10.27    $10.02    $10.70    $10.14    $10.27    $10.03    $10.97
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 0.60      0.60      0.58      0.55      0.67      0.20      0.56      0.34
Net realized and unrealized gain (loss)
 on investments                                       0.13     (0.17)     0.27     (0.52)     0.53      0.04      0.26     (0.77)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        0.73      0.43      0.85      0.03      1.20      0.24      0.82     (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                 (0.60)    (0.60)    (0.60)    (0.53)    (0.64)    (0.21)    (0.58)    (0.33)
Distributions from net realized gain on investments   0.00      0.00      0.00     (0.18)     0.00      0.00      0.00     (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders    (0.60)    (0.60)    (0.60)    (0.71)    (0.64)    (0.21)    (0.58)    (0.51)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                     $10.23    $10.10    $10.27    $10.02    $10.70    $10.30    $10.27    $10.03
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Total return                                          7.43%     4.26%     8.93%     0.10%    12.16%     2.34%     8.53%(6.33%)(2)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000)                     $63,169  $83,039    $97,619  $88,965    $99,469   $2,781    $2,571    $1,941
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets               0.85%     0.81%     0.77%     0.68%     0.65%  0.95%(2)     0.99%   0.95%(2)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income
 to average net assets                                5.81%     5.78%     5.86%     5.03%     6.37%  5.74%(2)     5.64%   4.65%(2)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets
 without fee waivers                                  0.97%     0.92%     0.80%     0.70%     0.67%  0.97%(2)     1.02%   0.97%(2)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income
 to average net assets
 without fee waivers                                  5.68%     5.67%     5.83%     5.00%     6.35%  5.72%(2)     5.61%   4.63 (2)%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (1)                          27.47%    71.97%    60.86%    65.04%    87.17%    71.97%    60.86%  65.04%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 30, 1997 were $19,161,905 and $39,196,987, respectively.
(2) Annualized
* For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.


Selected data for a share of beneficial interest                      WESTCORE LONG-TERM BOND FUND
outstanding throughout the periods indicated:       -------------------------------------------------------------
                                                       For the                            For the
                                                     Year Ended                         Year Ended
                                                       May 30,                            May 31,
                                                    ------------         ----------------------------------------
                                                       1997                1996      1995      1994      1993
                                                    ------------         --------  --------  --------  ----------

Net asset value - beginning of period                 $9.59               $9.87     $9.22    $11.25    $10.60
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                  0.62               0.61      0.59      0.62      0.77

Net realized and unrealized gain (loss)
 on investments                                        0.26              (0.27)     0.66     (0.51)     0.99
-----------------------------------------------------------------------------------------------------------------
Total income from investment operations                0.88               0.34      1.25      0.11      1.76
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                 (0.63)              (0.62)    (0.60)    (0.62)    (0.78)

Distributions from net realized
 gain on investments                                 (0.17)               0.00      0.00    (1.52)    (0.33)
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions
 to shareholders                                     (0.80)              (0.62)    (0.60)    (2.14)    (1.11)
-----------------------------------------------------------------------------------------------------------------

Net asset value - end of period                      $9.67               $9.59     $9.87     $9.22    $11.25
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Total return                                          9.40%               3.41%    14.37%     (.25%)   17.40%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)                 $20,160             $25,070   $33,440   $26,962   $26,281
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets               0.95%               0.90%     0.94%     0.89%     0.77%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Ratio of net investment income
 to average net assets                                6.37%               6.07%     6.54%     5.74%     6.63%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net
 assets without fee waivers                           1.15%               1.07%     0.99%     0.92%     0.80%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Ratio of net investment income
 to average net assets without fee waivers            6.18%               5.90%     6.49%     5.71%     6.60%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (1)                          27.76%              33.10%    25.09%    52.82%    79.16%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 30, 1997 were $6,186,953 and $11,561,879, respectively.


Selected data for a share of beneficial interest                     WESTCORE COLORADO TAX-EXEMPT FUND
outstanding throughout the periods indicated:       -------------------------------------------------------------
                                                       For the                            For the
                                                     Year Ended                         Year Ended
                                                       May 30,                            May 31,
                                                    ------------         ----------------------------------------
                                                       1997                1996      1995      1994      1993
                                                    ------------         --------  --------  --------  ----------
Net asset value - beginning of period                $10.61              $10.70    $10.52    $10.71    $10.25
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                  0.50                0.52      0.52      0.53      0.57

Net realized and unrealized gain (loss) on investments 0.17              (0.10)      0.20    (0.19)      0.46
-----------------------------------------------------------------------------------------------------------------
Total income from investment operations                0.67                0.42      0.72      0.34      1.03
-----------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                  (0.50)              (0.51)    (0.54)    (0.53)    (0.57)

Distributions from net realized gain on investments    0.00                0.00      0.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders     (0.50)              (0.51)    (0.54)    (0.53)    (0.57)
-----------------------------------------------------------------------------------------------------------------

Net asset value - end of period                      $10.78              $10.61    $10.70    $10.52    $10.71
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Total return                                           6.46%               3.97%     7.16%     3.22%    10.27%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)                     $21,348             $13,922   $10,792   $10,553    $7,326
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets               0.50%               0.44%     0.42%     0.27%     0.22%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                                4.73%               4.87%     5.03%     4.98%     5.45%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets without fee waivers                       1.21%               1.43%     1.62%     1.59%     1.88%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets
 without fee waivers                                  4.02%               3.88%     3.83%     3.65%     3.79%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (1)                          30.78%              10.23%     3.15%     9.76%     1.82%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 30, 1997 were $5,301,891 and $12,283,792, respectively.

NOTES TO FINANCIAL STATEMENTS     WESTCORE FUNDS ANNUAL REPORT      MAY 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    Westcore Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Growth and Income, Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds ("the Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds, for book and tax purposes, have a fiscal year of May 31. From October 11, 1993 to September 30, 1995, Westcore MIDCO Growth, Westcore Small-Cap Opportunity, Westcore Growth and Income and Westcore Intermediate-Term Bond Funds offered Institutional and Retail classes of shares with a front-end load and their own distribution/administrative service plan. On October 1, 1995 the Retail class was merged into the Institutional class at the respective net asset value per share. The distribution/administrative service plan on the Retail class was discontinued. The front-end sales load on all the Funds was also discontinued.

    The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

    INVESTMENT VALUATION - Securities of the Funds are valued at 4:00 p.m. (Eastern time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

    FEDERAL INCOME TAXES - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 30, 1997 the Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of approximately $1,790,000 and $29,000, respectively, which will expire through 2005.

    During the year ended May 30, 1997 the Westcore MIDCO Growth Fund had a redemption-in-kind in the amount of $8,041,655 based on the fair value of the individual securities within the portfolio. This transaction realized a gain of $2,909,055, which will be recognized as a permanent difference for tax purposes.

    DISTRIBUTIONS - Distributions of net investment income are distributed annually for the Westcore MIDCO Growth Fund, quarterly for the Westcore Blue Chip, Westcore Small-Cap Opportunity and Westcore Growth and Income Funds and monthly for the Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

    ORGANIZATION COSTS - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty (60) months, from the Funds' commencement of operations.

    ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES -  From October 11,
1993 to September 30, 1995 the Westcore MIDCO Growth, Westcore Small-Cap Opportunity, Westcore Growth and Income and Westcore Intermediate-Term Bond Funds allocated income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon their relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class were charged against the operations of that class.

    OTHER - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

2. SHARES OF BENEFICIAL INTEREST

    On May 30, 1997, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                                                            WESTCORE MIDCO GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the Year                For the Year
                                                                                 Ended May 30, 1997          Ended May 31, 1996
                                                                            -------------------------     --------------------------
                                                                             Shares        Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS:
Shares sold                                                                9,603,541   $198,972,553      7,169,895   $142,973,591
Shares issued in reinvestment of dividends                                 3,872,935     76,722,845        949,284     18,492,060
Shares exchanged from retail class into institutional class                        0              0      1,521,981     30,820,114
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                     13,476,476    275,695,398      9,641,160    192,285,765
Shares redeemed                                                          (13,940,907)  (291,413,092)    (4,438,468)   (91,040,333)
------------------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase                                                     (464,431)  $(15,717,694)     5,202,692   $101,245,432
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold                                                                        0             $0        101,559     $1,926,763
Shares issued in reinvestment of dividends                                         0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                              0              0        101,559      1,926,763
Shares redeemed                                                                    0              0        (78,351)    (1,493,666)
Shares exchanged from retail class into institutional class                        0              0     (1,524,993)   (30,820,114)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                       0             $0     (1,501,785)  $(30,387,017)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            WESTCORE BLUE CHIP FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the Year                For the Year
                                                                                 Ended May 30, 1997          Ended May 31, 1996
                                                                            -------------------------     --------------------------
Shares sold                                                                         1,224,040                    1,073,492
Shares issued in reinvestment of dividends                                            529,150                      333,778
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                               1,753,190                    1,407,270
Shares redeemed                                                                    (2,013,538)                  (1,059,656)
------------------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares                                                    (260,348)                     347,614
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            WESTCORE SMALL-CAP
                                                                                             OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the Year                For the Year
                                                                                 Ended May 30, 1997          Ended May 31, 1996
                                                                            -------------------------     --------------------------
                                                                             Shares        Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS:
Shares sold                                                                  678,008    $14,705,255        497,964     $9,077,026
Shares issued in reinvestment of dividends                                    46,681      1,029,681         24,014        444,359
Shares exchanged from retail class into institutional class                        0              0         58,947      1,071,652
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                        724,689     15,734,936        580,925     10,593,037
Shares redeemed                                                             (339,754)    (7,668,918)       (67,659)    (1,258,285)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                 384,935     $8,066,018        513,266     $9,334,752
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold                                                                        0             $0          2,359        $40,334
Shares issued in reinvestment of dividends                                         0              0             49            886
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                              0              0          2,408         41,220
Shares redeemed                                                                    0              0         (2,064)       (35,334)
Shares exchanged from retail class into institutional class                        0              0        (58,914)    (1,071,652)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                       0             $0        (58,570)   $(1,065,766)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        WESTCORE GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the Year                For the Year
                                                                                 Ended May 30, 1997          Ended May 31, 1996
                                                                            -------------------------     --------------------------
                                                                             Shares        Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS:
Shares sold                                                                  427,351     $5,355,720        497,475     $5,580,398
Shares issued in reinvestment of dividends                                   181,615      2,141,808        150,670      1,624,668
Shares exchanged from retail into institutional class                              0              0        349,815      3,921,431
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                        608,966      7,497,528        997,960     11,126,497
Shares redeemed                                                           (1,078,894)   (13,587,574)    (1,511,113)   (17,018,539)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                (469,928)   $(6,090,046)      (513,153)   $(5,892,042)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold                                                                        0             $0         13,368       $145,165
Shares issued in reinvestment of dividends                                         0              0          1,911         21,221
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                              0              0         15,279        166,386
Shares redeemed                                                                    0              0        (34,087)      (373,642)
Shares exchanged from retail into institutional class                              0              0       (349,504)    (3,921,431)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                       0             $0       (368,312)   $(4,128,687)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      WESTCORE INTERMEDIATE-TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the Year                For the Year
                                                                                 Ended May 30, 1997          Ended May 31, 1996
                                                                            -------------------------     --------------------------
                                                                             Shares        Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS:
Shares sold                                                                1,716,627    $17,545,780      1,832,976    $18,925,545
Shares issued in reinvestment of dividends                                   339,628      3,461,645        401,174      4,126,393
Shares exchanged from retail class into institutional class                        0              0        270,324      2,781,631
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      2,056,255     21,007,425      2,504,474     25,833,569
Shares redeemed                                                           (4,107,727)   (41,975,506)    (3,786,468)   (39,148,063)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                              (2,051,472)  $(20,968,081)    (1,281,994)  $(13,314,494)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold                                                                        0             $0         39,293       $404,991
Shares issued in reinvestment of dividends                                         0              0          4,402         45,023
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                              0              0         43,695        450,014
Shares redeemed                                                                    0              0        (23,810)      (245,474)
Shares exchanged from retail class into institutional class                        0              0       (270,061)    (2,781,631)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                       0             $0       (250,176)   $(2,577,091)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           WESTCORE LONG-TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  For the Year                   For the Year
                                                                                Ended May 30, 1997            Ended May 31, 1996
                                                                            -------------------------     --------------------------
Shares sold                                                                         385,322                       628,595
Shares issued in reinvestment of dividends                                          179,905                       168,046
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                               565,227                       796,641
Shares redeemed                                                                  (1,094,841)                   (1,570,539)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares                                                             (529,614)                     (773,898)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        WESTCORE COLORADO TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  For the Year                   For the Year
                                                                                Ended May 30, 1997            Ended May 31, 1996
                                                                            -------------------------     --------------------------
Shares sold                                                                          791,641                       334,258
Shares issued in reinvestment of dividends                                            57,178                        32,305
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                848,819                       366,563
Shares redeemed                                                                     (179,890)                      (63,463)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares                                                               668,929                       303,100
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

                                   Westcore       Westcore       Westcore       Westcore
                                    MIDCO          Blue         Small-Cap      Growth and
                                    Growth         Chip        Opportunity       Income
                                    Fund           Fund           Fund            Fund
                                    ----           ----           ----            ----
As of May 30, 1997
Gross appreciation (excess of
  value over cost)              $188,930,096    $19,914,926     $7,109,356     $6,330,345
Gross depreciation (excess of
  cost over value)               (17,807,069)      (139,165)      (742,394)      (116,314)
---------------------------------------------------------------------------------------------
Net unrealized appreciation     $171,123,027    $19,775,761     $6,366,962     $6,214,031
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


                                            Westcore       Westcore      Westcore
                                         Intermediate-    Long-Term      Colorado
                                           Term Bond         Bond       Tax-Exempt
                                              Fund           Fund          Fund
                                              ----           ----          ----
As of May 30, 1997
Gross appreciation (excess of
  value over cost)                          $662,862       $869,113       $420,500
Gross depreciation (excess of
  cost over value)                          (473,157)      (319,451)        (7,845)
---------------------------------------------------------------------------------------------
Net unrealized appreciation                 $189,705       $549,662       $412,655
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

    The Trust has entered into an advisory agreement with Denver Investment Advisors LLC, ("DIA") for all Funds. DIA succeeded First Interstate Capital Management, Inc. ("FICM") as investment advisor to the Westcore Long-Term Bond and the Westcore Colorado Tax-Exempt Funds on October 1, 1995. The advisory agreements have been approved by the Trust's Board of Trustees and shareholders and contain terms and conditions similar to those which were in these Funds' former advisory agreement.

    Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 1.00%, 0.65%, 0.45%, 0.45% and 0.50% of the average net assets for Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Growth and Income, Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds, respectively.

    Wells Fargo Bank, N.A. ("Custodian") is the custodian of the Funds. All custodial fees were waived by the Custodian for the period June 1, 1996 to January 21, 1997. In addition, DIA waived all of its advisory fees from the Westcore Colorado Tax-Exempt Fund. DIA also waived a portion of its advisory fees on the Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Growth and Income, Westcore Intermediate-Term Bond and Westcore Long-Term Bond Funds.

    Certain officers of the Funds are also officers of DIA and ALPS Mutual Funds Services, Inc., ("ALPS"). All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

4.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER
    RELATED PARTY TRANSACTIONS (CONTINUED)

    Effective October 1, 1995, ALPS and DIA entered into a co-administration agreement to serve as the Funds co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Funds' average net assets. For the year ended May 30, 1997, ALPS and DIA voluntarily waived a portion of their co-administration fee payable by Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Growth and Income, Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds.

    Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

    Shareholders holding more than 5% of the Funds' outstanding shares as of May 30, 1997, constituted 39.25% of Westcore MIDCO Growth, 78.27% of Westcore Blue Chip, 77.33% of Westcore Small-Cap Opportunity, 58.11% of Westcore Growth and Income, 74.99% of Westcore Intermediate-Term Bond, 80.33% of Westcore Long-Term Bond and 61.39% of Westcore Colorado Tax-Exempt Fund.


5. RESTRICTED SECURITIES

The Westcore Growth and Income, Westcore Intermediate-Term Bond and Westcore Long-Term Bond Funds own restricted securities purchased pursuant to Rule 144A of the Securities Act of 1933 (the Act). Rule 144A securities amount to 1.19%, 4.52% and 3.39% of the Westcore Growth and Income, Westcore Intermediate-Term Bond and Westcore Long-Term Bond Funds' Net Assets, respectively, at May 30, 1997 and are listed below.


                                          Acquisition             Cost      Valuation per Unit as   Fair Value as
            Security                          Date              per Unit       of May 30, 1997     of May 30, 1997
            --------                          ----              --------       ---------------     ---------------
WESTCORE GROWTH AND INCOME FUND

CUC International Inc, 3.00%, 02/15/02       02/07/97            $100.00            $99.00              $247,500
                                                                                                     ------------
Total                                                                                                   $247,500
                                                                                                     ------------
                                                                                                     ------------

WESTCORE INTERMEDIATE-TERM BOND FUND

Bayer Corp, 6.50%, 10/01/02                  09/26/95             $99.46           $98.444            $1,181,328

Corporate Property Investors,
7.75%, 08/15/04                              06/20/96           $100.104          $102.806              $616,834

Jet Equipment Trust Series 95-B,
   7.83%, 02/15/15                           07/01/95            $100.00          $102.322            $1,059,922
                                                                                                     ------------
Total                                                                                                 $2,858,084
                                                                                                     ------------
                                                                                                     ------------

WESTCORE LONG-TERM BOND FUND

Bayer Corp, 6.50%, 10/01/02                  09/26/95             $99.46           $98.444              $339,632

Jet Equipment Trust Series 95-B,
    7.83%, 02/15/15                          07/01/95            $100.00          $102.322              $343,492
                                                                                                     ------------
Total                                                                                                   $683,124
                                                                                                     ------------
                                                                                                     ------------

6. SHAREHOLDER TAX INFORMATION (UNAUDITED)

    Certain tax information regarding the Westcore Trust is required to be provided to shareholders based upon each Fund's income and distribution for the taxable year ended May 30, 1997. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 1996.

    During the fiscal year ended May 30, 1997, 100% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends and 100% of the dividends paid by the Westcore Blue Chip, Westcore Small-Cap Opportunity and Westcore Growth and Income Funds from net investment income qualify for the corporate dividends received deduction.

    During the fiscal year ended May 30, 1997, the Westcore Funds paid the following distributions:

                                                Ordinary              Capital             Total
                                           Income Dividends    Gains Distributions    Distributions
                                           ----------------    -------------------    -------------

Westcore MIDCO Growth Fund                       $0.00                 $3.02              $3.02

Westcore Blue Chip Fund                            .22                  2.88               3.10

Westcore Small-Cap Opportunity Fund                .02                   .86                .88

Westcore Growth and Income Fund                    .11                  1.44               1.55


[Logo]                    ------------------------------------------------------
                          Suite 3600                   Telephone: (303) 292-5400
                          555 Seventeenth Street       Facsimile: (303) 312-4000
                          Denver, Colorado 80202-3942


To the Board of Trustees and Shareholders,
Westcore Trust:

    We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Growth and Income Fund, Westcore Intermediate-Term Bond Fund, Westcore Long-Term Bond Fund and Westcore Colorado Tax-Exempt Fund as of May 30, 1997, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Growth and Income Fund, Westcore Intermediate-Term Bond Fund, Westcore Long-Term Bond Fund and Westcore Colorado Tax-Exempt Fund of the Westcore Trust as of May 30, 1997, and the results of their operations, the changes in their net assets and financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Denver, Colorado
June 27, 1997

                                                                 WESTCORE FUNDS



                        Westcore Officers
                        and Trustees

                                       Jack Henderson, Chairman
                                       McNeil S. Fiske, Trustee
                                       James B. O'Boyle, Trustee
                                       Lyman E. Seely, Trustee
                                       Robert L. Stamp, Trustee
                                       Kenneth V. Penland, President
                                       Jasper R. Frontz, Treasurer
                                       W. Bruce McConnel, III, Secretary





                                                           Westcore Equity Fund


                                                             Westcore Bond Fund





WESTCORE FUNDS

370 17th Street
Suite 2700
Denver, CO 80202


1-800-392-CORE (2673)
www.westcore.com


Funds distributed ALPS Mutual Funds
Services, Inc., member NASD